                         UNITED STATES DISTRICT COURT
                         NORTHERN DISTRICT OF ALABAMA
                               SOUTHERN DIVISION



In re:                                  )
SILICONE GEL BREAST IMPLANTS            )  Master File No. CV-92-P-10000-S
PRODUCTS LIABILITY LITIGATION           )
MDL 926                                 )
                                        )
                                        )
This Agreement relates to:              )
                                        )
         ALL ACTIONS.                   )
                                        )
HEIDI LINDSEY, et al., on behalf of     )  Case No. CV-94-P-11558-S
themselves and all others similarly     )
situated,                               )
                                        )  Honorable Sam C. Pointer, Jr.
         Plaintiffs,                    )
                                        )
     v.                                 )
                                        )
DOW CORNING CORPORATION, et al.         )
         Defendants.                    )
                                        )
- - - - - ---------------------------------------


                BREAST IMPLANT LITIGATION SETTLEMENT AGREEMENT
                ----------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                       PAGE
                                                                       ----
1.      DEFINITIONS

II.     REQUIRED EVENTS; COOPERATION ....................................11

111.    SETTLEMENT TERMS ................................................12

        A. Certification Of Settlement Class ............................12

        B. Monetary Terms/Establishment Of Settlement Fund ..............13

        C. Establishment Of Designated Funds And Disease
           Compensation Program For The Benefit Of Settlement
           Class Members ................................................14

           1. Designated Funds ..........................................14

              a.  Fund I -- Medical Diagnostic/Evaluation Fund...........14

              b.  Fund II - Explantation Fund............................15

              c.  Fund III - Rupture Fund................................15

              d.  Fund IV-- Breast Implant Recipient Compensation Fund...16

              e.  Fund V- Reserve Fund...................................16

              f.  Fund VI - Settlement Class Costs, Expenses and Fees....16

              g.  Adjustment in the Event of Withdrawal or
                  Final Default..........................................17

           2. Disease Compensation Program ..............................17

              a.  Compensation for Eligible Current Claimants
                  Under the Disease Compensation Program.................17

                  (1) Limitation on Aggregate Payment for
                      Current Claimants..................................17

                  (2) Determination of Payment Amounts...................17

                  (3) Possible Reduction of Payment Amounts..............18

                  (4) Settlement Class Members' Opt Out Rights In the
                      Event of Reduction in the Disease
                      Compensation Schedule..............................19

              b.  Compensation for Ongoing Claimants
                  Under the Disease Compensation Program.................19

                (1) Ongoing Claimants/Eligibility Requirements............19

                (2) Limitation of Compensatory Funds for Ongoing
                    Claimants/Annual Payment Ceiling/Adjustments..........20

                (3) Compensation Amount for Ongoing Claims................21

                (4) Possible Adjustment of Payment Amounts
                    for Eligible Ongoing Claims...........................22

                (5) Opt Out Rights for Eligible Ongoing Claimants.........23

            c.  Additional Compensable Individuals: Recipients
                of Implants. Manufactured by McGhan Medical
                Corp. After August 3, 1984................................24

            d.  Treatment of Claims Regarding Bioplasty and Mentor........25

            e.  Compensation for Pre-Existing Diseases
                Under the Disease Compensation Program/Compensation
                for Multiple Diseases/New Diseases........................26

            f.  Benefits for Children Of Breast Implant Recipients........28

            g.  Adjustment in the Event of Withdrawal
                or Final Default..........................................28

        3.  Appointment of Medical Panel/Additions to
            Disease Definitions and to Disease
            Compensation Schedule ........................................28

     D. Children Of Breast Implant Recipients

        1. Settlement Class Children .....................................30

        2. Benefits to Children ..........................................30

        3. Additional Opt Out Rights .....................................31

           a. Opt Out Conditions. ........................................31

           b. Waiver of Certain Defenses..................................31

           c. Remedies Available to Opt Out Children. ....................31

     E. Compensation For Foreign Claimants/Calculation/Limitations........31

     F. Power To Transfer ................................................32

     G. Third Party Claims ...............................................32

IV.  CLAIMS ADMINISTRATION ...............................................33

     A. Establishment Of Claims Office/Appointment Of
        Claims Administrator..............................................33

     B. Deadlines For Registration And Claims By Settlement
        Class Members.....................................................33

        1.  Eligibility For Current Claims; Deadline .....................33

        2.  Registration; Deadlines ......................................34

        3.  Extension of Registration Date ...............................34

        4.  Late Registrants .............................................34

        5.  Claim and Registration Forms .................................35

        6.  Notice of Deadlines and Reductions ...........................35

     C. Claims To Disease Compensation Program ...........................36

        1.  Submission of Claim Forms and Medical Records ................36

        2.  Claims Acceptance and Certification Under
            Disease Compensation Program..................................36

        3.  Appeal of Claim Classification ...............................37

        4.  Determination of Payment Reduction ...........................37

        5.  Distribution of Payments .....................................38

     D. Retention Of Records/Review Of Records By Defendants..............38

V.   DEFENDANTS' RIGHT OF WITHDRAWAL/EFFECT OF WITHDRAWAL/PLAINTIFFS'
     RIGHT OF WITHDRAWAL .................................................38

     A. Signatory Defendants' Right Of Withdrawal ........................38

     B. Effect Of Withdrawal On Signatory Defendants .....................39

     C. Effect Of Withdrawal On Settlement Class Members .................39

     D. Effect Of Withdrawal On Other Defendants .........................40

     E. Plaintiffs' Right To Withdraw ....................................40

VI.  EFFECT OF PRIOR SETTLEMENTS AND JUDGMENTS ...........................40

VII. EXCLUSIVE REMEDY/DISMISSAL OF ACTION/IURISDICTION OF COURT...........41

     A. Exclusive Remedy/Settled Claims ..................................41

       B. Dismissal Of Actions ...........................................41

       C. Continuing Jurisdiction Of Court ...............................42

VIII.  RELEASES ..........................................................42

       A. Release Of Settled Claims Against Defendants
          And Released Parties............................................42

       B. Reservation Of Rights Against Non-Settling Defendants ..........43

       C. Release And Dismissal Of Cross
          Claims/Contribution/lndemnity Claims............................43

IX.    ENTRY OF GOOD FAITH BAR ORDER ON CONTRIBUTION AND INDEMNITY
       CLAIMS/INDEMNIFICATION.............................................43

X.     ADMINISTRATIVE EXPENSES/COUNSEL FEES AND COSTS.....................45

Xl.    TAX STATUS OF SETTLEMENT FUND......................................45

XII.   COURT'S SETTLEMENT APPROVAL ORDER..................................45

XIII.  EFFECT OF DEFAULT OF ANY DEFENDANT.................................46

XIV.   ASSURANCE OF DEFENDANTS' OBLIGATIONS...............................48

XV.    DEFENDANTS' INSURANCE PROCEEDS.....................................48

XVI.   REPRESENTATIONS AND WARRANTIES ....................................50

XVII.  MISCELLANEOUS PROVISIONS ..........................................50

XVIII. INSURER NOTIFICATION ..............................................51

XIX.   TERMINATION OF THE AGREEMENT ......................................52

                                   EXHIBITS
                                   --------



EXHIBIT A   --  DEFENDANTS

EXHIBIT B   --  RELEASED PARTIES

                Defendants and Released Parties Associated with Signatory Defendants Medical Engineering Corporation and Bristol-Myers Squibb Company for Purposes of Section V.B. of the Agreement

                Defendants and Released Parties Associated with Signatory Defendants Baxter International Inc. and Baxter Healthcare Corporation for Purposes of Section V.B. of the Agreement

                Defendants and Released Parties Associated with Dow Corning Corporation for Purposes of Section V.B. of the Agreement

EXHIBIT C   --  FUNDING AGREEMENT

EXHIBIT D   --  SCHEDULES OF DEFENDANTS' PAYMENTS

EXHIBIT E   --  MEDICAL CONDITIONS AND CHARACTERISTICS: OUTLINE
                OF DEFINITIONS AND CLASSIFICATION CRITERIA

EXHIBIT F   --  DISEASE COMPENSATION SCHEDULE

EXHIBIT G   --  ANNUAL PAYMENT CEILING FOR ONGOING DISEASE
                COMPENSATION PROGRAM

                         UNITED STATES DISTRICT COURT
                         NORTHERN DISTRICT OF ALABAMA
                               SOUTHERN DIVISION



In re:                                   )
SILICONE GEL BREAST IMPLANTS             )   Master File No. CV-92-P-10000-S
PRODUCTS LIABILITY LITIGATION            )
MDL 926                                  )
                                         )
This Agreement relates to:               )
                                         )
       ALL ACTIONS.                      )
                                         )
HEIDI LINDSEY, et al., on behalf of      )   Case No. CV-94-P11558-S
themselves and all others                )
similarly situated,                      )
                                         )   Honorable Sam C. Pointer, Jr.
       Plaintiffs,                       )
                                         )
DOW CORNING CORPORATION, et al.          )
                                         )
       Defendants.                       )
- - - - - -----------------------------------------)


                BREAST IMPLANT LITIGATION SETTLEMENT AGREEMENT
                ----------------------------------------------

      The Plaintiff Settlement Class, by and through the undersigned Plaintiffs' Negotiating Counsel, and the Defendants listed on Exhibit A hereto ("tee Parties"), hereby enter into this Settlement Agreement (the "Agreement") providing for settlement of the claims described below, pursuant to the terms and conditions set forth below, subject to the approval of the Court.

      WHEREAS, a number of individual civil actions and class actions have been filed against Defendants regarding Breast Implants and Breast Implant Materials, many of which have been transferred to this Court for all Pretrial purposes;

       WHEREAS, the Court appointed a Plaintiffs' Steering Committee, and Plaintiffs' Negotiating Counsel were selected from the Plaintiffs' Steering Committee and other plaintiffs' counsel to conduct settlement negotiations with Defendants with the advice and counsel of Plaintiffs' Steering Committee and Plaintiffs' Settlement Advisory Committee;

       WHEREAS, Defendants are named as defendants in various personal injury actions and class actions alleging injury related to Breast Implants and Breast Implant Materials;

       WHEREAS, the Class Action Complaint filed in Lindsey. et al. v. Dow Corning Corporation. et al., Case No. CV-94-P-11558-S (the "Complaint") alleges federal claims and pendent state claims for compensatory and punitive damages and equitable relief against Defendants for injuries related to Breast Implants and Breast Implant Materials;

       WHEREAS, Defendants have denied and continue to deny Plaintiffs' claims in the Complaint and other similar actions, have denied any wrongdoing or liability to Plaintiffs of any kind, and have raised numerous affirmative defenses;

       WHEREAS, the parties to this Agreement have conducted a thorough examination and investigation of the facts and law relating to the matters set forth in the Complaint and have conducted extensive pretrial discovery regarding the claims and defenses asserted in this matter;

       WHEREAS, the Parties to this Agreement have engaged in extensive, arms-length negotiations extending for a period in excess of one year regarding the settlement of claims involving Breast Implants and Breast Implant Materials;

       WHEREAS, based upon extensive analysis of the facts and the law applicable to Plaintiffs' claims, taking into account the extensive burdens and expense of litigation, including the risks and uncertainties associated with protracted trials and appeals, as well as the fair, cost-effective and assured method of resolving claims of the Settlement Class provided in this Agreement, the undersigned Plaintiffs' Negotiating Counsel have concluded that this Agreement provides substantial benefits to the Settlement Class and is fair, reasonable, adequate and in the best interests of the Settlement Class;

          WHEREAS, the Defendants have similarly concluded that this Agreement is desirable in order to avoid the time, risk and expense of defending multiple and protracted litigation, and to resolve finally and completely the pending and potential claims of the Settlement Class Members;

          WHEREAS, Defendants intend by this Agleement to resolve all of the present and future claims for or relating in any way to Breast Implants and Breast Implant Materials of all Settlement Class Members under the terms of this Agreement for so long as Settlement Class Members remain in the Settlement Class; and

          WHEREAS, the Parties agree that all Settlement Class Members shall have the right to exclude themselves ("opt out") under Fed. R. Civ. P. 23(b)(3) and (c)(2) at specified stages of the settlement approval and administration process as provided in this Agreement. such that participation in the settlement program shall be voluntary;

          NOW, THEREFORE, the undersigned Parties stipulate and agree that all claims of the Settlement Class against Defendants and Released Parties regarding Breast Implants and Breast Implant Materials shall be finally settled and resolved on the terms and conditions set forth below, subject to Court approval of this Agreement as a good faith, fair, reasonable and adequate settlement under Fed. R. Civ. P. 23(e).


                          I. DEFINITIONS

          As used in this Agreement and its Exhibits, the following terms shall have the meanings set forth below. Terms used in the singular shall be deemed to include the plural and vice versa.

          "BREAST IMPLANT" shall mean any mammary prosthesis containing or consisting of silicone, silicone gel, polyurethane or polyurethane covering, an elastomer made of silicone and/or a saline-filled silicone envelope.

          "BREAST IMPLANT MATERIALS" shall mean materials, products and/or components that were used in the manufacture of Breast Implants. For purposes of this Agreement. Breast Implant Materials shall not include silicone injections.

          "BREAST IMPLANT RECIPIENTS" shall mean persons in whose bodies one or more Included Breast Implants have been or are now implanted, regardless of whether such Breast Implant has been or may in the future be removed.

          "BREAST IMPLANT RELATED" shall mean related to or arising from Breast Implants or Breast Implant Materials.

          "CLAIM FOR CONTRIBUTION AND/OR INDEMNIFICATION" shall mean any claim asserted in any court or tribunal (or any judgment entered with respect to such a claim) by any third party alleging that any Defendant or Released Party is or may be liable to said third party for all or part of a claim for damages asserted against said third party by any member of the Settlement Class for personal injury or death, medical monitoring and/or other injunctive or equitable relief resulting from Breast Implants or Breast Implant Materials.

          "CLAIMANTS" shall mean all Settlement Class Members who timely take the actions required in this Agreement to participate in one or more of the Designated Funds and/or Disease Compensation Program claims processes described in Sections III and IV of this Agreement.

          "CLAIMS ADMINISTRATOR" shall mean the person selected by the Parties and appointed by the Court as provided in Section IV.A. of this Agreement.

          "COMPLAINT" shall mean the Class Action Complaint filed in Lindsey. et al. v. Dow Coming Corporation. et al., Case No. CV-94-P-11558-S (N.D. Ala.), as an action included in In re Silicone Gel Breast Implants Products Liability Litigation. MDL No. 926.

          "COURT" shall mean the United States District Court for the Nor them District of Alabama, Southem Division and the Honorable Sam C. Pointer, Jr. or his successor.

          "CURRENT CLAIM" shall mean a claim for compensation under the Disease Compensation Program made by an Eligible Claimant during the Initial Claims Period in compliance with Section IlI.C.2.a. of this Agreement.

          "DEFENDANTS" shall mean any one or more of the persons and entities named as defendants in the Complaint and listed on Exhibit A to this Agreement. which is incorporated herein by reference.

          "DESIGNATED FUND" shall mean one or more of the funds described in
Section III.C.1. of this Agreement.

          "DISEASE COMPENSATION PROGRAM" shall mean the program described in
Section III.C.2. of this Agreement.

          "DISEASE COMPENSATION SCHEDULE" shall mean the schedule setting forth the payment amounts for the various diseases and conditions listed in the Disease Definitions based on levels of severity and/or disability, and age at onset of qualifying symptoms. The Disease Compensation Schedule is attached hereto as Exhibit F and incorporated into this Agreement by reference.

          "DISEASE DEFINITIONS" shall mean the list and descriptions of "Medical Conditions and Characteristics: Outline Of Definitions And Classification Criteria" attached hereto as Exhibit E and incorporated into this Agreement by reference.

          "ELIGIBLE CLAIMANT" shall mean a Claimant who has been implanted with an Included Breast Implant or an individual or entity that makes a claim on behalf or in respect of a Breast Implant Recipient as the Recipient's personal representative or on behalf of the Recipient's estate.

          "ELIGIBLE CURRENT CLAIM/CLAIMANT" shall mean a Current Claim/Claimant that is approved for payment by the Claims Administrator.

          "ELIGIBLE ONGOING CLAIM/CLAIMANT" shall mean an Ongoing Claim/Claimant that is approved for payment by the Claims Administrator.

          "FINAL" shall mean that no timely appeals have been taken or that all appeals have been exhausted from the Final Order and Judgment approving this Agreement.

          "FINAL DEFAULT" shall mean a default as described in Section Xlll.B of this Azreement.

          "FINAL ORDER AND JUDGMENT" shall mean the Order to be entered by the Court, approving the Agreement as fair, adequate and reasonable under Fed. R. Civ. P. 23(e) confirming the Settlement Class Certification under Fed. R. Civ.
P. 23(b)(3) and 23(e), and making such other findings and determinations as the Court deems necessary and appropriate to effectuate the terms of this Agreement.

          "FIRST OPT OUT PERIOD" shall mean the period prescribed by the Court for individual members of the Settlement Class to elect to be excluded from the Settlement Class prior to the Formal Fairness Hearing.

          "FORMAL FAIRNESS HEARING" shall mean the hearing conducted by the Court in connection with the determination of the fairness, adequacy and reasonableness of this Agreement under Fed. R. Civ. P. 23(e). The date of the Formal Fairness Hearing shall be set by the Court and communicated to the Settlement Class in a Court-approved Breast Implant Litigation Settlement Notice ("Notice") under Fed. R. Civ. P. 23(c)(2).

          "FUNDING AGREEMENT" shall mean the agreement governing the timing, amount and terms of each Defendant's obligation to make payments in accordance with this Agreement. The Funding Agreement is attached hereto as Exhibit C and incorporated into this Agreement by reference.

          "INCLUDED BREAST IMPLANTS" shall mean Breast Implants that were manufactured, distributed, designed, fabricated, sold, produced or otherwise placed in the stream of commerce by any Defendant or any Released Party.

           "INCLUDED BREAST IMPLANT MATERIALS" shall mean Breast Implant Materials that were manufactured, distributed, designed, fabricated, sold, produced or otherwise placed in the stream of commerce by any Defendant or any Released Party.

           "INITIAL CLAIMS PERIOD" shall mean the period prescribed by the Court for the submission of Current Claims under the Disease Compensation Program.

           "INITIAL PAYMENT" shall mean the sum approximating 31.6% of the aggregate Maximum Settlement Amounts for all Signatory Defendants as set forth in the Funding Agreement, which shall be funded by Signatory Defendants in annual installment payments commencing within five (5) business days of the date the Final Order and Judgment is Final, or such other date as provided in the Funding Agreement, to fund, inter alia, the payment of Eligible Current Claims under the Disease Compensation Program.

           "INSURERS" shall mean those insurance companies which issued insurance policies which will or may be called upon to pay some or all of the obligations of Defendants and/or Released Parties under this Agreement and the Funding Agreement.

           "MEDICAL PANEL" shall mean the panel of individuals to be selected pursuant to Section Ill.C.3. of this Agreement.

           "NON-SETTLING DEFENDANT" shall mean any person or entity that is not a Defendant or Released Party as defined herein but that is named as a defendant in any pending or future action or litigation alleging injury or damage as a result of the implantation of any Breast Implant or Breast Implant Materials.

           "ONGOING CLAIM" shall mean a claim for compensation from the Disease Compensation Program that is made and/or becomes eligible for payment after the Initial Claims Period.

           "ONGOING OPT OUTS" shall mean Settlement Class Members who timely elect to exclude themselves from the Settlement Class during the ongoing claims period subsequent to the

Second Opt Out Period, under the conditions and procedures described in Section IlI.C.2.b.(5) of this Agreement.


         "PLAINTIFFS" means the individuals named as Plaintiffs in the Complaint.

         "PLAINTIFFS' NEGOTIATING COUNSEL" shall mean the following counsel:
Margaret Moses Branch, Elizabeth J. Cabraser, Stanley M. Chesley, Michael T. Gallagher and Ralph 1. Knowles, Jr. Said counsel were authorized by the Court to conduct negotiations with Defendants, and to act on behalf of Plaintiffs and all Settlement Class Members, subject to further Order, with respect to all acts or consents pursuant to this Agreement.

         "PLAINTIFFS' SETTLEMENT COMMITTEE" or "SETTLEMENT COMMITTEE" shall mean the Plaintiffs' Counsel to be appointed by the Court from the Settlement Advisory Committee of the Plaintiffs' Steering Committee, or others, to serve upon a "Plaintiffs' Settlement Committee" or "Settlement Cornmittee" for purposes of the ongoing administration and implementation of this Agreement. as set forth in this Agreement. including but not limited to the administration of the Disease Compensation Program. Settlement Class Counsel and Settlement Committee Members shall serve as fiduciaries of the interests of the Settlement Class as a whole, regardless of their representation of individual Settlement Class Members, and shall be subject to the continuing jurisdiction and supervision of the Court.

         "PRELIMINARY APPROVAL" means the Court's conditional certification of the Settlement Class and preliminary approval of this Agreement pursuant to Fed.
R. Civ. P., Rule 23(b)(3), Rule 23(c)(1) and Rule 23(e), and entry of Orders providing for class notice.

         "RELEASED PARTY/PARTIES" shall mean and shall be limited to persons and entities that are to be released pursuant to this Agreement. Released Parties are listed on Exhibit B attached to this Agreement and are incorporated into this Agreement by reference. Released Parties shall not include any Defendant and any entity or affiliated entity including parents, subsidiaries, and joint venturers of any Defendant that withdraw from or are in Final Default under this Agreement; provided that (1) the withdrawal or Final Default of Dow Corning shall neither require nor be deemed to constitute a waiver by The Dow Chemical Company or Corning Incorporated of any rights, defenses or objections, as against any Settlement Class Member arising from or as a result of the December 2, 1993 Opinion and Order granting the motions of Dow Chemical and Corning for summary judgment or other judgment that may be granted by the Court in their favor, which shall retain all force and effect, except to the extent it may be modified, amended, reconsidered, or reversed by the Court or on appeal, and (2) the vithdrawal of Medical Engineering Corporation or Bristol-Myers Squibb Company shall not be deemed to constitute a waiver by Bristol-Myers Squibb Company of any rights, defenses, or objections arising from or as a result of a summary or other judgment that may be granted by the Court in its favor, which shall retain all force and effect, except to the extent it may be modified, amended, reconsidered, or reversed by the Court or on appeal.

           "SECOND OPT OUT PERIOD" shall mean the period prescribed by the Court under this Agreement during which Settlement Class Members may elect to Opt out in the event payments on the Disease Compensation Schedule are reduced under
Section IlI.C.2.a.(4) of this Agreement.

           "SETTLED CLAIM" shall mean any and all claims, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, that are or may be asserted now or in the future by any and/or all Settlement Class Members against any or all of the Defendants and the Released Parties arising out of or relating to Breast Implants, including Breast Implant Materials, or any other claims addressed in and/or arising out of the subject matter of this Agreement and/or the Complaint, including, without limitation:
(1) any and all claims of personal injury and/or bodily injury, damage, death, emotional or mental harm; (2) any and all claims for medical monitoring and claims for injunctive or declaratory relief based on, arising out of or relating to Breast Implants and/or Breast Implant Materials; (3) any and all claims for loss of support, services, consortium, companionship, and/or society by spouses, parents, children, other relatives or "significant others" of persons implanted with Breast Implants; and (4) any and all wrongful death or survival actions based on arising out of or related to Breast Implants or Breast Implant Materials.

           "SETTLEMENT AMOUNT" shall mean the amount each Defendant is obligated to pay under the Funding Agreement.

           "SETTLEMENT CLASS" shall be defined as: All persons and entities wherever located, who have or may in the future have any claim (whether filed or unfiled, existing or contingent, and specifically including claims for injuries or damages not yet known or manifest), including assigned claims, in any state or federal courts of the United States or the courts of its territories or possessions, against any of the Defendants and/or Released Parties arising out of, based upon, related to or involving Breast Implants or Breast Implant Materials manufactured prior to June 1, 1993, including (1) all persons who have been implanted with one or more Included Breast Implant(s) or with any Breast Implant(s) made with Included Breast Implant Materials manufactured prior to June 1, 1993 (whether or not such Breast Implant has been or may be removed); and (2) all children of persons impIanted with one or more Included Breast Implant(s) or with any Breast Implant(s) made with lncluded Breast Implant Materials manufactured prior to June 1, 1993 (regardless of whether such Breast Implants have been or may be removed), born after the date of implantation and prior to the date of the issuance of a notice of this Agreement to the Settlement Class in this matter; and (3) all persons, including spouses, parents, children, relatives, significant others, and estates, that, because of a personal relationship with Breast Implant Recipients, have or may have claims based on Breast Implants or Breast Implant Materials manufactured prior to June 1, 1993.

           "SETTLEMENT CLASS COUNSEL" shall mean counsel to be appointed by the Court for purposes of the commencement and completion of the settlement approval process described in Section II of this Agreement. The Court shall have continuing jurisdiction to designate additional counsel to serve as Settlement Class Counsel.

           "SETTLEMENT CLASS MEMBERS" shall mean all persons included in the Settlement Class, except those persons who have filed valid and timely requests for exclusion during the First, Second or

Ongoing Opt Out Periods, and who in fact individually exercise their right to opt out under the terms of this Agreement.


          "Unreimbursed Costs" shall mean medical costs paid by Settlement Class Members to the extent not reimbursed or paid by a third party (e.g., a private insurance company, Medicare, or Medicaid) despite the Claimant's application therefor.

                       II. REQUIRED EVENTS; COOPERATION

    A. Promptly after execution of this Agreement, the Parties shall submit this Agreement to the Court for its preliminary approval and shall move the Court for one or more orders which by their terms shall:

       1. Appoint Representative Plaintiffs as the representatives of the Settlement Class;

       2. Appoint Settlement Class Counsel;

       3. Preliminarily and conditionally certify the Settlement Class under Fed. R. Civ. P. 23(b)(3) and 23(e) and preliminarily approve this Agreement for purposes of issuing notice;

       4. Determine or approve the form, contents and method of dissemination of the formal Notice to be given to the potential members of the Settlement Class and the date of the Formal Fairness Hearing;

       5. Schedule appropriate opt out, objection, claims registration, and other settlement-related dates and deadlines for inclusion in the Notice;

       6. Schedule the Formal Fairness Hearing to review comments regarding this Agreement, to consider its fairness, reasonableness and adequacy under Fed. R. Civ. P. 23(e), and to enter its Final Order and Judgment approving this Agreement.

    B. The Parties shall cooperate, assist and undertake all reasonable actions in order to accomplish the above on the schedule set by the Court.

                           III. SETTLEMENT TERMS


A.  Certification Of Settlement Class.

          1. Subject to the Court's approval, the Parties stipulate that the Settlement Class be certified for settlement purposes only, pursuant to Fed. R. Civ. P. 23(b)(3) and 23(e), in the Lindsey action, without prejudice to the Parties' ability to contest or oppose class certification in any other action or for any other purpose.

          2. The exclusion rights (opt out rights) of Settlement Class Members shall be exercised under this Agreement with respect to all Breast Implant Related claims arising from the implantation of Breast Implants and Breast Implant Materials in each Breast Implant Recipient, such that the derivative claims of all persons and entities, including spouses, parents, children, relatives, significant others and estates, that because of a personal relationship with that Breast Implant Recipient have or may have claims, shall remain in the Settlement Class if that Breast Implant Recipient retains Settlement Class Membership and shall be excluded from the Settlement Class if and when that Breast Implant Recipient opts out.

          3. For purposes of this Agreement, all statutes of limitation and statutes of repose on the Breast Implant Related claims of each Settlement Class Member shall be deemed tolled or suspended from January 24, 1992, the date of commencement of Dante, et al. v. Dow Corning, et al., No. C-1-92-057 ("the Dante class action") for a period of thirty (30) days after the completion of the opt out (which includes completion of non-binding mediation with respect to Ongoing Opt Outs) of that Settlement Class Member under the First, Second and Ongoing Opt Out procedures of this Agreement, except where this Agreement provides for the waiver of past periods of limitations and repose with respect to children of Breast Implant Recipients (Section III.D.3.b.) and with respect to the Ongoing Disease Compensation Program (Section III.C.2.b.(5)(c)). The Dante class action shall remain in full force and effect for purposes of tolling statutes of limitation and repose for Settlement Class Members unless and until this Agreement becomes Final. Nothing in this Agreement shall constitute or be deemed to constitute a waiver by Defendants or Released Parties of defenses based on statutes of limitations or repose with respect to any Settlement Class Member who opts out of this Agreement during the First or Second Opt Out Periods and whose claim was barred by the applicable statutes of limitations or repose as of the date of execution of this Agreement.

B. MONETARY TERMS/ESTABLISHMENT OF SETTLEMENT FUND.


           1. Subject to all of the conditions contained in this Agreement, and in accordance with the terms and conditions of the Funding Agreement, the Defendants shall be obligated to pay up to the aggregate Maximum Settlement Amount set forth in the Funding Agreement in consideration for this Agreement. Each Defendant's obligation to pay under this Agreement is limited to the obligations set forth in the Funding Agreement (attached hereto as Exhibit C), and set forth in the Schedules of Defendants' Payments (attached hereto as Exhibit D).

           2. All monies due and owing by Defendants under this Agreement shall be paid when due under the Funding Agreement by wire transfer into a "Settlement Fund" to be established, maintained, invested, and administered by Settlement Class Counsel under the continuing jurisdiction and supervision of the Court. The assets of the Settlement Fund shall be invested, in the discretion of Settlement Class Counsel, in a manner intended to achieve maximum earnings consistent with safety and appropriate liquidity to pay claims without undue delay. Any and all interest and earnings of the Settlement Fund assets shall accumulate and become part of the Settlement Fund.

           3. Except as specifically set oath in Sections V and XIX of this Agreement and in the Funding Agreement, Defendants and Released Parties shall have no ownership or reversionary interest in the Settlement Fund. Defendants and Released Parties shall have no interest in or responsibility for allocations or distributions therefrom and do not guarantee any earnings from any portion of the Settlement Fund assets that may be invested to generate income to satisfy claims.

           4. Each Defendant shall be responsible and liable only for its individual obligations under this Agreement and under the Funding Agreement. Defendants' obligations under this Agreement and the Funding Agreement are not intended to and shall not create nor be deemed to create any joint or joint and several obligation on the part of the Defendants and Released Parties.

C. ESTABLISHMENT OF DESIGNATED FUNDS AND DISEASE COMPENSATION PROGRAM FOR THE BENEFIT OF SETTLEMENT CLASS MEMBERS.

           The Settlement Amounts paid by the Defendants shall be used: (1) to establish and fund the Designated Funds as specified in this Agreement; and (2) to establish and fund the Disease Compensation Program. The assets of the Designated Funds and the Disease Compensation Program shall be used for the benefit of the Settlement Class. Settlement Class Members' inability, notwithstanding reasonable efforts, as determined by the Claims Administrator, to identify the manufacturers of their Breast Implants shall not affect their status as Eligible Claimants.

    1. DESIGNATED FUNDS.

           The Designated Funds I-V described below shall be established with an amount aggregating approximately 16.8% of the aggregate Maximum Settlement Amounts to be paid by the Signatory Defendants under the Funding Agreement. The Notice shall advise Settlement Class Members of the amounts initially allocated by Settlement Class Counsel to Funds I-V, and by the Court to Fund VI. Each Designated Fund shall be used for the purposes described below, subject to the power, as described in Section III.F. below, to reallocate the assets of the Designated Funds as necessary and appropriate to ensure fairness to Eligible Claimants, and subject to the funding requirements of Fund VI to implement the Court's orders regarding costs, fees and expenses. Except as otherwise provided, Settlement Class Members may be eligible for payments from more than one Fund and for payments from the Disease Compensation Program. Criteria for eligibility, allocation and distribution of each of the Designated Funds shall be subject to Court approval.

         a. FUND I -- MEDICAL DIAGNOSTIC/EVALUATION FUND.

           Fund I shall be established for the purpose of paying certain Unreimbursed Costs for medical diagnoses and evaluations with respect to Included Breast Implant Related medical problems on an ongoing basis, and to provide information for the benefit of Claimants. Recipients of payments from Fund I shall assign their rights of reimbursement against third parties to the Settlement Fund, which would be entitled to seek reimbursement as assignee. Third parties shall not be entitled to seek reimbursement from this Fund.

           All Eligible Claimants who are living Breast Implant Recipients may make application for payment of or reimbursement for medical evaluations and diagnoses pursuant to guidelines and payment schedules to be determined by Settlement Class Counsel and approved by the Court. Settlement Class Counsel may, in their discretion, establish one or more experienced practitioners or researchers to serve as medical evaluation advisors who may provide advice and assistance for the benefit of the evaluating doctors and their patients. Costs associated with the establishment and maintenance of such advisors shall be paid from the assets of Fund I.


         b. FUND II - EXPLANTATION FUND.


           Fund II shall be established to pay or reimburse Eligible Claimants for certain Unreimbursed Costs associated with explantation of Breast Implants and related necessary surgery. Guidelines for eligibility for and amounts of individual payments to Eligible Claimants from Fund II shall be determined by Settlement Class Counsel and approved by the Court. Claimants shall not be reimbursed for the cost of any surgery performed to implant any Breast Implants after June 1, 1993, or for the removal of any Breast Implants implanted after June 1, 1993.

         c. FUND III - RUPTURE FUND.

           Fund III shall be established to provide payment to Eligible Claimants who have had one or more ruptures of an Included Breast Implant and who are not Eligible Current Claimants under the Disease Compensation Program. Guidelines for eligibility for compensation from Fund III, and the schedule of payments to rupture claimants, will be determined by Settlement Class Counsel and approved by the Court.

         D. FUND IV -- BREAST IMPLANT RECIPIENT COMPENSATION FUND.

         Fund IV shall be established to provide payment to Eligible Claimants who are not Eligible Current Claimants under the Disease Compensation Program, and who do not qualify for a payment under Fund III (Rupture Fund). Claimants who meet these criteria are eligible to receive a share of this fund as determined by Settlement Class Counsel and approved by the Court.

         E. FUND V - RESERVE FUND.

         Fund V shall be established as a Reserve Fund to be used as Settlement Class Counsel deems necessary and appropriate under this Agreement for the benefit of Settlement Class Members, subject to Court approval.

         F. FUND VI - SETTLEMENT CLASS COSTS, EXPENSES AND FEES.

         Fund VI shall be established by Court order to fund all costs of settlement notice and claims administration, and to pay such reimbursement of costs and expenses and awards of fees as the Court may approve to counsel who represent individual Settlement Class Members and/or the Settlement Class. Fund VI shall be funded, as directed by the Court, by a specified percentage of the aggregate Settlement Amount and shall not constitute an additional obligation of Defendants. All payments of costs and expenses and awards of attorneys' fees incurred in connection with Settlement Class Members' rights and claims under this Agreement shall be subject to Court approval and, if approved, shall be paid from Fund VI. Payments to Settlement Class Members from the other Designated Funds and from the Disease Compensation Program shall be net payments to Eligible Claimants for the purpose of preserving payment parity, such that similarly situated Eligible Claimants shall receive similar amounts without regard to their individual fee agreements with counsel, if any. Settlement Class Members shall have no other attorneys' fees, expenses or cost obligations with respect to benefits under this Agreement and payments from any Designated Fund or from the Disease Compensation Program.

         g. ADJUSTMENT IN THE EVENT OF WITHDRAWAL OR FINAL DEFAULT.

         In the event of the withdrawal or Final Default of a Defendant, amounts allocated to the above Funds shall be adjusted in accordance with the provisions of Sections V and XIII of this Agreement.

      2. DISEASE COMPENSATION PROGRAM.

         The Disease Compensation Program shall be a program under which Eligible Claimants who satisfy the diagnostic criteria set forth in the Disease Definitions shall be entitled to receive payment in accordance with the Disease Compensation Schedule, subject to the procedures and adjustments to the Disease Compensation Schedule prescribed below. The Disease Compensation Program shall be maintained for the Initial Claims Period and a thirty (30) year ongoing period ("the Ongoing Disease Compensation Program").

         a. COMPENSATION FOR ELIGIBLE CURRENT CLAIMANTS UNDER THE DISEASE COMPENSATION PROGRAM.

            (1) LIMITATION ON AGGREGATE PAYMENT FOR CURRENT CLAIMANTS.


                The Initial Payment shall be paid as set forth in the Funding Agreement (Exhibit C hereto) and Schedules of Defendants' Payments (Exhibit D hereto) to fund the Disease Compensation Program for Eligible Current Claimants. If the total dollar amount of Eligible Current Claims paid under the Disease Compensation Program is less than the Initial Payment, the unused portion of the Initial Payment shall be applied to pay Eligible Ongoing Claims under the Disease Compensation Program, if and when needed as provided in Section III.C.2.b.(2)(c) of this Agreement. Application of the unused portion of the Initial Payment to pay Eligible Ongoing Claims shall not reduce the Settlement Amount.

            (2) DETERMINATION OF PAYMENT AMOUNTS.


                Each Eligible Current Claimant shall receive a payment as prescribed for the appropriate disease, level of severity, and age category on the Disease Compensation Schedule (Exhibit F hereto). This amount may be adjusted as provided below. Additionally, a percentage to be determined by the Court may be deducted for purposes of funding Fund VI. Payments to Eligible Current Claimants may be made on a lump-sum basis or in installments, depending on fund availability, as recommended by Settlement Class Counsel and approved by the Court.

        (3)  Possible Reduction of Payment Amounts.


             In the event that the aggregate dollar amount of Eligible Current Claims exceeds the Initial Payment, amounts specified in the Disease Compensation Schedule shall be reduced as follows:


             (a) if the total dollar amount of Eligible Current Claims that qualify for payment under the Disease Compensation Schedule in categories "B" and "C" of atypical neurological disease syndrome ("AND"), atypical connective tissue disease ("ACTD"), atypical rheumatic syndrome ("ARS") and non-specific autoimmune condition exceeds one-third (33 1/3%) of the total dollar amount in accordance with the Disease Compensation Schedule of all Eligible Current Claims, the payment amounts for the Eligible Current Claims in the above-described categories shall be reduced pro rata until either (i) the total dollar amount of all Eligible Current Claims does not exceed the Initial Payment, or
(ii) the payment amounts for the Eligible Current Claims in the above described categories are reduced by twenty-five percent (25%) of their original amount, whichever occurs first.

             (b) If the total dollar amount of the Eligible Current Claims in the above-described categories is equal to or less than one-third (33 1/3%), and the total dollar amount of all Eligible Current Claims exceeds the Initial Payment, the payment amounts for all Eligible Current Claims shall be reduced pro rata until the total amount of all Eligible Current Claims does not exceed the Initial Payment.

             (c) If, after the reduction in payment amounts described in subparagraph (a) above, the total dollar amount of all Eligible Current Claims still exceeds the Initial Payment, the payment amounts for all Eligible Current Claims (including AND, ACTD, ARS and non-specific autoimmune condition claims reduced under subparagraph (a) above) shall be further reduced until the total dollar amount of all Eligible Current Claims does not exceed the Initial Payment.


        (4) Settlement Class Members' Opt Out Rights In the Event of Reduction in the Disease Compensation Schedule.

             (a) In the event that any payment amount set forth on the Disease Compensation Schedule is reduced as specified in subparagraph (3) above, the Court and Settlement Class Counsel shall notify Settlement Class Members as provided in Section IV.B.6. of this Agreement. Settlement Class Members shall then have the right to opt out of the Agreement, pursuant to procedures and within a time period to be established by the Court ("Second Opt Out Period"). Prior to notifying Settlement Class Members of the reduction in payment amounts, Settlement Class Counsel and counsel for Defendants shall have thirty (30) days to meet and to discuss in good faith the available methods and options for reducing potential opt outs.

             (b) Any Settlement Class Member who elects to opt out of the Agreement during the Second Opt Out Period as prescribed in subparagraph (4)(a) above shall retain all rights under applicable law that existed prior to the execution and approval of this Agreement.

         b. Compensation for Ongoing Claimants Under the Disease Compensation Program.


            (1)  Ongoing Claimants/Eligibility Requirements.

                 Any Eligible Claimant who satisfies the requirement(s) for compensation under the Disease Definitions (as they may be amended pursuant to the procedures set forth in Section III.C.3 below) while the Ongoing Disease Compensation Program is in effect, shall be eligible to receive a payment as an Ongoing Claimant, pursuant to the following guidelines and conditions.

        (2) Limitation of Compensatory Funds for Ongoing Claimants/Annual Payment Ceiling/Adjustments.

             (a) An amount aggregating approximately 51.6% of the aggregate Maximum Settlement Amounts to be paid by the Signatory Defendants under the Funding Agreement shall be used to fund the Ongoing Disease Compensation Program. In each year of the Ongoing Disease Compensation Program, there shall be established an "Annual Payment Ceiling," as set forth in Exhibit G hereto, which is incorporated into this Agreement by reference. For purposes of computing the amount of the Annual Payment Ceiling only, not the date of payment, Program Year 1 shall mean the first year that claims are processed under the Ongoing Disease Compensation Program. The timing of all payments by Defendants is governed by the Funding Agreement and the Schedule of Defendants' Payments.

             (b) The Annual Payment Ceiling shall be used to determine the amounts to be paid to individual Eligible Ongoing Claimants in accordance with the adjustment procedures set forth in Section III.C.2.b.(4)(b) below, and to determine any adjustments to the Schedule of Payments as provided in subparagraphs (c) and (d) below. The establishment of such Annual Payment Ceiling is not intended to nor shall it modify in any way the payment obligations or payment schedules of the Defendants as specified under the Funding Agreement and Schedules of Defendants' Payments.

             (c) If the total dollar amount of Eligible Ongoing Claims submitted in Program Year 1 and payable is less than the sum of (1) the portion, if any, of the Initial Payment not used to pay Eligible Current Claims, and (2) the Annual Payment Ceiling for Program Year 1, then Defendants shall be entitled to adjustments in their Annual Funding Obligations in succeeding years as set forth below and as prescribed in the Funding Agreement:

                 i) The Defendants in the aggregate shall be entitled to a downward adjustment equal to the amount by which the sum of (1) and (2) above exceeds the total dollar amount of Eligible Ongoing Claims submitted in Program Year 1 ("Total Initial Adjustment").

              ii) The amount and timing of each Defendant's share of the Total Initial Adjustment shall be calculated as set forth in the Funding Agreement.

              iii) If the total dollar amount of Eligible Ongoing Claims submitted in any subsequent Program Year and payable exceeds the Annual Payment Ceiling for such year, then Defendants shall be required, as necessary, to increase their Annual Funding Obligations, as set forth in the Funding Agreement; provided, however, that the aggregate amount of this increase shall not exceed the amount of the Total Initial Adjustment.

          (d) In the event that the total dollar amount of claims made in a given year by Eligible Ongoing Claimants is less than that Program Year's Annual Payment Ceiling, then Defendants shall receive a credit in the amount of the difference between the amount of that Program Year's claims and the Annual Payment Ceiling for that Program Year. Such a credit shall be available for the payment of Eligible Ongoing Claims in any prior or subsequent year, as set forth in the Funding Agreements as the dollar amount of such Eligible Ongoing Claims may require and as the Court may direct. Defendants shall not be required to pay any such credited amounts unless and until the Eligible Ongoing Claims do require and the Court does direct.

          (e) Nothing in this Section shall cause or be construed to cause any Defendant to pay more than the Settlement Amount.

     (3)  Compensation Amount for Ongoing Claims.

          Eligible Ongoing Claimants in the Ongoing Disease Compensation Program shall be compensated at the level actually paid to Eligible Current Claimants under the Disease Compensation Schedule (as reduced pursuant to Section III.C.2.a.(3) above (hereafter, the "Disease Rates Paid to Eligible Current Claimants")) subject to further adjustments as provided in Section III.C.2.b.(4) below (providing for adjustments to the payment amounts for Eligible Ongoing

Claimants in the event the dollar amount of Eligible Ongoing Claims submitted and approved for payment in a particular Program Year exceeds that year's Available Payment Amount) and, Sections V and XIII below (providing for adjustments to payments in the event of the withdrawal or Final Default of certain Defendants). Payments to Eligible Ongoing Claimants may be made on a lump sum basis or in installments, depending on fund availability, as determined by Settlement Class Counsel and approved by the Court.

     (4)  Possible Adjustment of Payment Amounts for Eligible Ongoing Claims.

          (a) Eligible Ongoing Claimants who received a payment from either Fund III or Fund IV shall not have their Disease Compensation Program payment reduced by the amount previously paid from either Fund.


          (b) The payments for Eligible Ongoing Claims shall be reduced in any Program Year in which the total dollar amount of the Eligible Ongoing Claims submitted during that Program Year exceeds the "Available Payment Amount." The "Available Payment Amount" is the sum of (i) the "Annual Payment Ceiling" established for that Program Year and (ii) any amounts credited to the Ongoing Disease Compensation Program pursuant to subparagraph (2)(d) above that the Court orders be applied to such Program Year's claims, and (iii) any amounts earned by the investment of Settlement Fund assets that the Court directs be applied to establish the amount payable to that Program Year's Eligible Ongoing Claimants. In the event the dollar amount of Eligible Ongoing Claims in a given year exceeds that year's Available Payment Amount, payment to that year's Eligible Ongoing Claimants shall be adjusted in the same manner that payments to Eligible Current Claimants shall be adjusted if the dollar amount of Eligible Current Claims exceeds the Initial Payment as specified in Section III.C.2.a.(3) above.

          (c) The Disease Compensation Schedule applicable to Ongoing Claimants may be increased to reflect a "cost of living" adjustment, pursuant to an appropriate index and subject to Court approval, if funds are available and provided such adjustment does not affect the total obligation of any of the Defendants under the Funding Agreement.

     (5)  Opt Out Rights for Eligible Ongoing Claimants.

          Eligible Ongoing Claimants shall be permitted to opt out of the Agreement as follows:

          (a) Opt Out Rights in the Event of Ongoing Claim Payment Reductions. Any Eligible Ongoing Claimant whose individual payment amount is adjusted pursuant to subparagraph (4)(b) above, shall be permitted to opt out of this Agreement and to pursue a claim for compensatory damages in accordance with the conditions specified in subparagraph (5)(b) below. No Eligible Ongoing Claimant shall be permitted to opt out in the event the Claimant is paid an amount equal to the Disease Rates Paid to Eligible Current Claimants, as may be adjusted under Sections V and XIII.

          (b) Conditions of Filing Suit for Ongoing Claimants Who Opt Out. All Eligible Ongoing Claimants who elect to opt out of the Ongoing Disease Compensation Program must participate in non-binding mediation, in accordance with procedures established by the Court after consultation with the Parties, in an effort to resolve their claims against Defendants and Released Parties as a precondition to commence or reactivate suit against any Defendant or Released Party.

          (c) Waiver of Certain Defenses. Defendants and Released Parties shall waive defenses based upon statutes of limitation and repose with respect to Eligible Ongoing Claimants who opt out pursuant to subparagraph (5)(a) above, provided that such individuals in fact file a lawsuit within a period equal to the otherwise applicable statutes of limitation and repose after the date of opt out. The claims of Eligible Ongoing Claimants who elect to opt out of the Ongoing Disease Compensation Program shall be deemed to accrue, for purposes of the commencement of statutes of limitations and repose periods, as of thirty
(30) days after the date of opt out or the termination of non-binding mediation with Defendants and Released Parties, whichever is later.

          (d) Waiver of Punitive Damages Claims. Any and all Settlement Class Members who exercise a right to opt out of the Ongoing Disease Compensation Program pursuant to subparagraph (5)(a) above, hereby waive and shall be deemed to have waived any punitive, exemplary, treble, or statutory multiple damage claims against all Defendants and Released Parties. In no event shall any Ongoing Opt Out be permitted to seek or recover such damages in any litigation brought against any Defendant or Released Party regarding claims addressed by and/or arising out of the subject matter of this Agreement and/or the Complaint.


          (e) Offset for Payments Received from Settlement Fund. Any monetary award against a Defendant or Released Party obtained in any court or tribunal by any Ongoing Opt Out shall be reduced by the dollar amount any such ongoing Claimant has received under this Agreement.

     c. Additional Compensable Individuals: Recipients of Implants Manufactured by McGhan Medical Corp. After August 3,1984.

          The Parties agree that in the event that: (1) McGhan Medical Corporation (a Non-Settling Defendant) is subjected to reorganization or liquidation proceedings under the United States Bankruptcy Code, or federal or state receivership proceedings, whether commenced voluntarily or involuntarily; and (2) it is determined finally as a matter of law that Minnesota Mining & Manufacturing Co. ("3M") is not responsible to pay claims arising from Breast Implants manufactured by McGhan Medical Corp. after August 3, 1984 and before June 1, 1993 ("Post-August 3, 1984 McGhan Implant"), then recipients of such Breast Implants shall be eligible to participate in this Agreement and to obtain the benefits granted to Settlement Class Members subject to the terms and conditions of this Agreement. The granting of settlement benefits to such individuals shall not impair or in any way affect the right of such individuals to pursue any claim they may have against McGhan Medical Corp., INAMED or 3M. In the event any such individuals in fact obtain compensation from McGhan Medical Corp., INAMED or 3M, they shall reimburse the Settlement Fund for settlement payments made to them. Further, in the event that persons implanted with a Post-August 3, 1984

McGhan Implant participate in or obtain benefits under this Agreement, they shall assign their claims and rights against the McGhan receivership, bankruptcy estate and/or McGhan Insurers to the Settlement Committee or other appropriate entities or assignees, under assignment procedures to be approved by the Court, to pursue such assigned claims for the benefit of the Settlement Fund. Nothing in this Section is intended to affect the rights under this Agreement of Settlement Class Members who have been implanted with a Post-August 3, 1984 McGhan Implant but who also have been implanted with an Included Breast Implant.


          d. Treatment of Claims Regarding Bioplasty and Mentor.

          Settlement Class Members with Breast Implant Related claims against Mentor Corporation; Mentor Polymer Technologies, Inc.; Mentor O&O, Inc.; Mentor H/S, Inc.; Mentor Urology, Inc.; Mentor International, Inc.; Teknar Corp.; and their respective predecessors, successors, parent and subsidiary companies and divisions, and current and former attorneys, officers, directors, agents, distributors, sales agents, and employees (the "Mentor Defendants") and against Bioplasty, Inc., Bio-Manufacturing, Inc.; and Uroplasty, Inc. (the "Bioplasty defendants") may participate in this Agreement as follows:


          (1) Settlement Class Members with Breast Implants or Breast Implant Materials manufactured or supplied by the Mentor Defendants whose claims are released by operation of the Court's MDL No. 926 Order No. 14 granting final approval to the $25.8 million mandatory class action settlement are entitled to make claims on the same basis as other Settlement Class Members. The proceeds and benefits of the Mentor settlement, not otherwise distributed pursuant to Court Order, which have been and shall be collected under the Mentor settlement shall become part of the Settlement Fund. Settlement Class Members with Breast Implant Related claims against the Mentor Defendants may exclude themselves (opt out) under this Agreement on the same basis as other Settlement Class Members, except that the mandatory settlement with the Mentor Defendants, as set forth in the Court's MDL No. 926 Order No. 14, precludes them from pursuing claims against or assigned by the Mentor Defendants.

          (2) Settlement Class Members with Breast Implants or Breast Implant Materials manufactured or supplied by the Bioplasty defendants are entitled to make claims on the same basis as other Settlement Class Members. The Court in the Bioplasty bankruptcy proceedings (In re Bioplasty. Inc., No. Bk 4-93-2600; In re Bio-Manufacturing, Inc., No. Bk. 4-93-2603; and In re Uroplasty, Inc.,
No. Bk 4-93-2604) has approved a plan of reorganization which creates a Products Claimants Trust for the benefit of all those with Breast Implant Related claims against Bioplasty. This Trust includes $4 million in insurance proceeds, a $1 million secured promissory note from New Uroplasty, 32% of New Uroplasty common stock, and 50% ownership of certain avoidance actions to be pursued by the Bankruptcy Trustee. The portion of these assets attributable to Settlement Class Members will, at an appropriate time, be transferred by the bankruptcy court to the jurisdiction of the Court for the benefit of the Settlement Class. Settlement Class Members with Breast Implant Related claims against the Bioplasty defendants may elect to exclude themselves (opt out) under this Agreement on the same basis as other Settlement Class Members, except that the stay orders of the bankruptcy court preclude the pursuit of their claims against the Bioplasty defendants.


     e. Compensation for Pre-Existing Diseases Under the Disease Compensation Program/Compensation for Multiple Diseases/New Diseases.

          (1) Claimants shall not be eligible to receive compensation under the Disease Compensation Program for a disease or condition that became manifest prior to the implantation of a Breast Implant except as expressly provided for in subparagraphs (a) - (c) below. For the purposes of this Section, the term "post implant" or "post-implant action" shall mean any time after the Eligible Claimant is implanted with a Breast Implant.


          (a) If an Eligible Current or Ongoing Claimant develops a scheduled disease that the Claimant did not have before receiving a Breast Implant, the Eligible

Claimant shall be entitled to receive the payment amount prescribed in the Disease Compensation Schedule (as adjusted or reduced) for the disease or condition that developed post-implant.

          (b) If the Eligible Current or Ongoing Claimant develops a more serious level of a pre-existing scheduled disease post-implant (e.g., the Eligible Current or Ongoing Claimant moves from Scleroderma-Group C to Scleroderma-Group A), the Eligible Current or Ongoing Claimant shall be entitled to receive the difference between (i) the amount of compensation to which other Claimants in the higher compensated group are entitled (e.g., Scleroderma-Group
A) and (ii) the amount of compensation to which other Claimants in the lower compensated group are entitled (e.g., Scleroderma-Group C) at the time the claim is approved.

          (c) If an Eligible Current or Ongoing Claimant develops the requisite number of listed symptoms necessary to qualify for compensation under the ACTD category in the Disease Definitions post-implant, that Eligible Current or Ongoing Claimant shall be entitled to receive compensation under the ACTD category even if the Eligible Current or Ongoing Claimant had suffered from other symptoms listed in the ACTD category prior to implant. If an Eligible Claimant had a listed symptom prior to implantation, there is a presumption against the use of that symptom. However, the Claims Administrator may determine, based upon the records and information nation presented, that the post-implant symptom arose separately and apart from the pre-implant symptom and can be used to qualify for compensation.


          (2) Any Eligible Current or Ongoing Claimant who at the time of submission of a claim meets the eligibility requirements for more than one category under the Disease Definitions shall be entitled to receive the payment amount applicable only to the most highly compensated disease or condition for which that Eligible Current or Ongoing Claimant qualifies.


          (3) Any Eligible Current or Ongoing Claimant who obtains a payment under the Disease Compensation Program and who subsequently develops an additional disease or condition that is compensable under the Disease Definitions shall be entitled to compensation under the Disease Compensation Program, as otherwise provided in this Agreement, in an amount equal to the difference (if any) between (i) the compensation amount (as adjusted) for the original compensable disease or condition, at the age of onset of the original compensable disease or condition, and (ii) the amount (as adjusted) applicable to the new disease or condition at the age of onset of the new disease or condition, if the latter amount is greater than the former amount.

          f. Benefits for Children Of Breast Implant Recipients.
             ---------------------------------------------------
          The Disease Compensation Program may also provide payments for certain children of Breast Implant Recipients as provided in Section III.D. below.

          g. Adjustment in the Event of Withdrawal or Final Default.
             -------------------------------------------------------
          In the event of the withdrawal or Final Default of a Defendant, amounts allocated to the Designated Funds and to the Disease Compensation Program for Eligible Current and Ongoing Claimants may be adjusted in accordance with the provisions of Sections V and XIII of this Agreement.

     3. Appointment of Medical Panel/Additions to Disease Definitions and to Disease Compensation Schedule.
        --------------------------------------------------------------------
        a. Evolving medical and scientific evidence may in the future indicate, by a preponderance of the evidence, that diseases or medical conditions not listed in the Disease Definitions are caused by Breast Implants. These may be added to the Disease Definitions by the Claims Administrator, upon the determination of a Court-appointed Medical Panel, subject to Settlement Committee recommendation and Court approval. The appropriate level of compensation shall be proposed by the Settlement Committee and approved by the Court. Such diseases or conditions shall be added to the Disease Definitions and compensated under the Disease Compensation Schedule without increasing the total obligation of Defendants under the Funding Agreement.

        b. The Court shall appoint a Medical Panel to perform specific functions as prescribed in this Agreement. The Medical Panel shall consist of five members, two of whom shall be selected by the Court from a list of names to be supplied by the Settlement Committee, two of whom shall be selected by the Court from a list of names to be supplied by Defendants, and one of whom shall be selected by the Court in whatever manner it deems appropriate.

          c. At any time after the conclusion of the Initial Claims Period, any Settlement Class Member may propose that additional diseases or conditions not included in the Disease Definitions as of the date of this Agreement be added to the Disease Definitions and Disease Compensation Schedule. A disease or condition shall be added to the Disease Definitions if: (i) a majority of the Medical Panel determines that a preponderance of the medical and scientific evidence existing at the time indicates that the disease or condition so submitted is caused by Breast Implants; and (ii) the Settlement Committee recommends and the Court approves the addition of such disease or condition to the Disease Definitions.

          d. The determination of the Medical Panel shall have no validity, application or effect other than as set forth above. The work product and determinations of the Medical Panel shall be placed under seal, may not be published in medical or scientific media, and will not be admissible, under the Agreement and the terms of the Court's order appointing the Medical Panel, in this or any other action, litigation or proceeding.

          e. In the event any disease or condition is added to the Disease Definitions pursuant to this Section, the level of compensation for such disease or condition shall be proposed by the Settlement Committee and approved by the Court. If the Medical Panel determines that a disease or condition under consideration for addition to the Disease Definitions is caused by Breast Implants as to only some Claimants or as to a particular subclass, category or group of Claimants (e.g., but without limitation, children of Breast Implant Recipients), the Medical Panel shall limit eligibility for compensation accordingly, subject to approval by the Court.

          f. The addition of any diseases and conditions to the Disease Definitions and the compensation of such diseases and conditions under the Disease Compensation Schedule shall not increase the total funding obligation of any Defendant under the Funding Agreement and shall not modify in any way the funding established under this Agreement for the Current and Ongoing Disease Compensation Program as set forth in the Funding Agreement and Schedules of Defendants' Payments.

          g. The Claims Administrator shall notify all Claimants and their attorneys, in such manner as the Court shall direct, of the addition of any diseases to the Disease Compensation Schedule, and the appropriate level(s) of compensation.

          h. Any and all Eligible Claimants shall have the right to make Ongoing Claims if and when diseases or conditions with which they are diagnosed are added to the Disease Definitions.

D.   Children Of Breast Implant Recipients.
     --------------------------------------

     1.   Settlement Class Children.
          --------------------------

          Children of Breast Implant Recipients who were born after the date of their mother's first implantation with a Breast Implant and who are in being as of the date Notice of this Agreement is issued by the Court are included in the Settlement Class.

     2.   Benefits to Children.
          ---------------------

          Upon determination of the Medical Panel and approval by the Court there may be added to the Disease Definitions a provision that would permit compensation for the children of Breast Implant Recipients and prescribe the conditions governing eligibility for such compensation for the claims administration process. Any payment to be provided such Settlement Class Members shall be determined by the Medical Panel upon the recommendation of the Settlement Committee and subject to Court approval. Payments made to or for the benefit of minor children of Breast Implant Recipients shall be made under the Ongoing Disease Compensation Program and must be approved by the Court. In no event shall the addition of these benefits modify or increase in any way the total funding obligation under the Funding Agreement.

     3.   Additional Opt Out Rights.
          --------------------------
          Children of Breast Implant Recipients who do not opt out during the First or Second Opt Out Periods may opt out of this Agreement as follows:

     a.   Opt Out Conditions.
          -------------------
          Children of Breast Implant Recipients may opt out of this Agreement within a period of two years from the time that any disease or condition they claim is related to their mother's Breast Implants or Breast Implant Materials manifests itself, whether or not the disease or condition is approved for compensation, or within a period of two years from the date of majority under the laws of their state of residence, whichever is later; except that children of Breast Implant Recipients shall not be entitled to opt out to pursue claims arising from a disease or condition which was approved by the Court and paid by the Claims Administrator under the Disease Compensation Program.

     b.   Waiver of Certain Defenses.
          ---------------------------
          Defendants and Released Parties shall waive defenses of statutes of limitations and repose as to claims asserted by children of Breast Implant Recipients who opt out as prescribed in subparagraph a above, provided that such individuals in fact file a lawsuit within a period equal to the applicable statutes of limitations and repose after the date of the above-referenced opt out.

     c.   Remedies Available to Opt Out Children.
          ---------------------------------------
          All children of Breast Implant Recipients who opt out as prescribed in subparagraph a above can seek any remedy available through the tort system with an offset for any payment they receive under this Agreement.

E.   Compensation For Foreign Claimants/Calculation/Limitations.
     -----------------------------------------------------------
     1. Foreign Claimants are defined as Claimants who are not citizens of the United States and who reside outside the United States and whose implants were implanted outside of the United States. Settlement Class Members who have received Breast Implant Related compensation under the laws or procedures of other countries are not eligible for any benefits under this Agreement.

Foreign Claimants shall, by making claims under this Agreement, waive all rights to any other compensation and the right to sue on an individual or class basis, except as provided in this Agreement. Foreign Settlement Class Members who are not Claimants may pursue claims, if any, outside of the United States, its territories and possessions.

     2. A maximum of three percent (3%) of the aggregate amount allocated to the Disease Compensation Program shall be set aside for the benefit of Foreign Claimants. The total amount to be set aside for the benefit of Foreign Claimants within this three percent ceiling shall be subject to the determination of the Court. The monies in this set aside fund shall be apportioned among Foreign Claimants in such manner as the Court may direct. The Parties anticipate the establishment of compensation guidelines for individual countries in which Foreign Claimants reside that shall be comparable with the relative compensatory damage awards typically permitted in settlement in the relevant country for similar claims.

     F.   Power To Transfer.
          ------------------
          Settlement Class Counsel shall have the power, subject to Court approval, to transfer monies allocated to Designated Funds I, II, III, IV, and V among those Funds and to the Disease Compensation Program as necessary and appropriate to ensure fairness.

     G.   Third Party Claims.
          -------------------
          Neither the Settlement Fund, the Designated Funds, the Disease Compensation Program, the Settlement Class Members and their counsel, the Defendants and Released Parties and their counsel, nor Settlement Class Counsel and the Settlement Committee shall be subject to subrogation or other third party claims by the terms of this Agreement. Payments for Eligible Claims shall be made directly to the Eligible Claimants without regard to or deduction for third party claims, and payments from Fund VI shall be made directly to the recipients designated by the Court's awards without regard to or deduction for third party claims.

                          IV. CLAIMS ADMINISTRATION

A.   Establishment Of Claims Office/Appointment Of Claims Administrator.
     -------------------------------------------------------------------
          The Parties shall jointly select a Claims Administrator to be appointed by the Court. In the event the Parties cannot agree on a Claims Administrator, the Court shall select a Claims Administrator in consultation with the Parties. The Claims Administrator shall have the authority to appoint as many "Claims Officers" as are necessary to carry out expeditiously the duties of the "Claims Office." The Claims Office shall receive, process, classify and pay claims as provided below. The Claims Administrator shall establish claims processing procedures, and shall operate under the continuing supervision of the Settlement Committee and the jurisdiction of the Court. The Claims Administrator and Claims Officers may be appointed as Special Masters and shall have, insofar as the Court deems appropriate, the immunities and attributes of judicial officers with respect to their administrative functions. Claims processing and claims administration (but not claims payment) shall proceed as provided in this Section, notwithstanding the commencement or pendency of any appeals.

B.   Deadlines For Registration And Claims By Settlement Class Members.
     ------------------------------------------------------------------

     1.   Eligibility For Current Claims; Deadline.
          -----------------------------------------
          In order to become an Eligible Current Claimant, Settlement Class Members shall be given 120 days (the "Eligible Current Claimant Deadline") after dissemination of the Court-approved Notice to return the appropriate executed Claim Form or Forms, together with the supporting documents specified in this Agreement, to the Claims Administrator. Settlement Class Members who do not return these documents within the time period specified in this Section shall not be considered as Eligible Current Claimants. Nothing in this Section shall be construed to prevent the Claims Administrator from permitting Settlement Class Members to remedy deficiencies in the documentation as otherwise provided in this Agreement.

     2.   Registration; Deadlines.
          ------------------------
          In order to be eligible for compensation from any of the Designated Funds and in order to be eligible to participate as Ongoing Claimants, Settlement Class Members must timely "Register" with the Claims Administrator. In order to Register in a timely fashion, a Settlement Class Member must return to the Claims Administrator a Registration Form, completed by the Settlement Class Member to the best of that Member's knowledge at that time and executed by the Settlement Class Member, by the Registration Date, which shall be 120 days after the Eligible Current Claimant Deadline.

     3.   Extension of Registration Date.
          -------------------------------
          Settlement Class Members who have not Registered in a timely fashion under Section IV.B.2 may have their Registration Date extended, in the Court's discretion, upon application and for good cause shown.

     4.   Late Registrants.
          -----------------
          Other than persons whose Registration Date has been extended pursuant to Section IV.B.3 above:

              (a) A person who fails to Register by the Registration Date shall be deemed a "Late Registrant".

              (b) Late Registrants may or may not be entitled to the same level of benefits under the Designated Funds to which comparable Eligible Claimants are entitled or have received, depending upon the amount of Designated Fund claims filed by Late Registrants and the amount of available monies in such Funds as of the filing of a claim by the Late Registrant.

              (c) The claims of Late Registrants who file to receive benefits under the Ongoing Disease Compensation Program shall be considered for payment in the order in which they are filed. No such claim filed by a Late Registrant may be considered for payment in any Program

Year unless and until all Eligible Ongoing Claims and all previously filed claims by Late Registrants have been paid.

          (d) The Court shall establish a date after which a Settlement Class Member shall not be eligible to be a Late Registrant.

     5.   Claim and Registration Forms.
          -----------------------------
          The Claim Forms specified in Section IV.B.1 and the Registration Forms specified in Section IV.B.2 shall be designed to allow Settlement Class Members to specify whether they wish to participate in Funds I, II, III, IV, and the Disease Compensation Program, either as Current or Ongoing Claimants, and shall not request information in a manner inconsistent with the provisions of Section IV.C.1 of this Agreement. Such Forms shall contain provisions for Settlement Class Members to state their intention to participate in the Ongoing Disease Compensation Program. The Claim and Registration Forms shall request, among other reasonably available information, the date(s) of implantation and the manufacturer(s) of their Breast Implants, if and to the extent known to the Settlement Class Member. The inability of Settlement Class Members to identify the manufacturer(s) of their Breast Implants, after reasonable effort, as determined by the Claims Administrator, shall not, in and of itself, result in the disqualification of their claims.

     6.   Notice of Deadlines and Reductions.
          -----------------------------------
          Notice of the Registration Date, all claims deadlines, and any Disease Compensation payment reductions will be disseminated pursuant to procedures approved by the Court, including but not limited to mailed notice to all Settlement Class Members whose names can reasonably be determined (under guidelines to be set by the Court), including all who have submitted claims for consideration as Eligible Current Claimants, pursuant to Section IV.B.1, all who have Registered as set forth in Section IV.B.2, all who have provided necessary information via the toll-free Breast Implant Settlement Information Line to be established in conjunction with the dissemination of Notice, and all who have otherwise provided address information to the Claims Office. Settlement Class Members shall be advised in the Notice of their continuing obligation to provide current address information to the Claims Office in order to receive Registration Forms, Claim Forms and deadline notices.

C.   Claims To Disease Compensation Program.
     ---------------------------------------
     1.   Submission of Claim Forms and Medical Records.
          ----------------------------------------------
          To apply for benefits under the Disease Compensation Program, a Settlement Class Member must submit a claim form approved by the Court. In addition to the claim form, a Settlement Class Member must submit either (a) a Statement or Diagnosis from a Qualified Medical Doctor (an appropriate Board Certified Specialist), and the medical records on which it is based, which will enable the Claims Office to place the Claimant within a category on the Disease Definitions and Disease Compensation Schedule, or (b) medical records which, by themselves, enable the Claims Office to place the Claimant within a category on the Disease Definitions and Disease Compensation Schedule. The Claim Form shall be designed and the Claims Office shall institute procedures to assure that the identity of a Settlement Class Member may be kept confidential upon the request of such Settlement Class Member.

     2.  Claims Acceptance and Certification Under Disease Compensation Program.
         -----------------------------------------------------------------------
         a. The Claims Administrator, in conjunction with the Claims Officers, shall promptly process claims as filed and report the results to the Parties and to the Court. The Claims Officer shall not have the right to challenge or ignore the Statement or Diagnosis of a Claimant's Qualified Medical Doctor except where the signs, symptoms or findings in the medical records or in the Statement or Diagnosis do not satisfy the eligibility requirements as set forth in the Disease Definitions. In this event, the Claims Officer shall seek additional information on which to base his or her decision. If the Claims Administrator has a reasonable basis to believe a claim is fraudulent, he/she shall bring the claim to the Court for resolution.

         b. In the event that an applicant does not have a Statement or Diagnosis from a Qualified Medical Doctor or the applicant's medical records are insufficient to enable the Claims

Officer to process the claim, the Claims Administrator shall send a notice to the applicant and, where applicable, to the applicant's counsel, within thirty days of receipt of the claim stating the deficiencies in the information and requesting further medical evidence. If further supplementation is not mailed to the Claims Administrator or Claims Office within thirty (30) days after mailing of the notice of deficiency, the Claims Office shall classify the claim on (or exclude it from) the Disease Compensation Schedule to the best of its ability based on the information available.

          c. Before final certification that a claim is eligible for payment under the Disease Compensation Schedule, the claim shall be reviewed by a second Claims Officer. Unless the reviewing Claims Officer determines that there is no basis in fact for the original placement on the Disease Compensation Schedule, the Claims Office shall certify the claim on the Disease Compensation Schedule as eligible and final and pay the claim. No claim may be certified as final if the Claimant does not have a Statement or Diagnosis from a Qualified Medical Doctor or if the medical records, as originally submitted or supplemented, are insufficient to enable the Claims Office to process the claim.

     3.   Appeal of Claim Classification.
          -------------------------------
          An adversely affected claimant may appeal the final claims classification first to the Claims Administrator and then to the Court with jurisdiction over this Agreement. The procedures governing such appeals shall be established by the Court. Defendants shall have no rights of appeal from claims classifications.

     4.   Determination of Payment Reduction.
          -----------------------------------
          Following classification of the claims under the Disease Compensation Program either with respect to the Eligible Current Claims or in any Program Year in which Ongoing Claims are processed, the Claims Administrator shall promptly calculate the total dollar amount of the Eligible Current Claims or Eligible Ongoing Claims and report to the Court and the Parties as to the amount, if any, of any necessary reductions in the Disease Compensation Schedule payments as set forth in Section III.2. above.

     5.   Distribution of Payments.
          -------------------------
          Payments to Eligible Current and Ongoing Claimants under the Disease Compensation Program shall be made after the Claims Administrator performs the reduction described above, after Eligible Current and Ongoing Claimants are notified of any such reduction and provided an opportunity to opt out as prescribed herein, and after expiration of any withdrawal periods as specified in Section V below.

D.   Retention Of Records/Review Of Records By Defendants.
     -----------------------------------------------------
          The Claims Officer shall retain all records relating to the payment of claims under the Designated Funds and the Disease Compensation Program. Defendants and Defendants' Insurers may, at their expense, and pursuant to procedures approved by the Court, inspect the Claims Office records, including Claimants' medical records, upon reasonable notice. Defendants and Defendants' Insurers shall maintain the confidentiality of claims information to the extent necessary to protect the identity and privacy of individual Claimants. Such a review of records shall not constitute or be deemed to constitute a waiver of any Claimant's physician/patient privilege for any other purpose or as to any other communication or documents and shall not affect the eligibility of any claims.

          V. DEFENDANTS' RIGHT OF WITHDRAWAL/EFFECT OF WITHDRAWAL/PLAINTIFFS' RIGHT OF WITHDRAWAL

A.   Signatory Defendants' Right Of Withdrawal.
     ------------------------------------------
          Certain Defendants have executed the Funding Agreement attached to this Agreement as Exhibit C, and these Defendants executing the Funding Agreement are known as Signatory Defendants. If, in a Signatory Defendant's view, an excessive number of individuals have opted out of this Agreement, each Signatory Defendant shall have the independent right to withdraw from this Agreement. Whether the number of individuals who have opted out is excessive shall be determined by each Signatory Defendant in its sole discretion. Signatory Defendants may exercise this right of withdrawal no later than sixty
(60) days after the conclusion of the First Opt Out Period and no later than ninety (90) days after the conclusion of any Second Opt Out Period. To ensure that these time periods are sufficient, Signatory Defendants shall have access to all information submitted by opt-outs as information is received. Settlement Class Members who have filed individual Breast Implant Related actions shall disclose their identity in submitting their signed exclusion requests. Notwithstanding any other provisions of this Agreement, only Signatory Defendants shall have the right to withdraw from this Agreement.

     B.   Effect Of Withdrawal On Signatory Defendants.
          ---------------------------------------------
          In the event a Signatory Defendant withdraws from this Agreement, this Agreement and all orders and judgments issued to implement this Agreement shall have no further force and effect as to such Defendant, and its associated Defendants, and Released Parties as set forth on Exhibits A and B to this Agreement, except as provided in this Section. All monies deposited by a Withdrawing Defendant shall be returned except that monies already disbursed for notice, administration, and other costs or disbursements for the benefit of the Settlement Class shall not be returned. Any Withdrawing Defendant shall be deemed and treated as a Non-Settling Defendant for purposes of the good faith bar order described in Section IX of this Agreement. Nothing in this Section shall prevent a Defendant or a Released Party from asserting the good faith bar order described in Section IX of this Agreement against a Released Party associated with a withdrawing Defendant, and nothing in this Section shall be construed to allow a Released Party associated with a withdrawing Defendant to benefit from the protection of the good faith bar order described in Section IX of this Agreement.

     C.   Effect Of Withdrawal On Settlement Class Members.
          -------------------------------------------------
          Settlement Class Members shall be restored to their positions immediately prior to the execution of this Agreement with respect to a Withdrawing Defendant. Settlement Class Members shall be permitted to assert any and all claims against any such Withdrawing Defendant. Any Settlement Class Member all of whose Breast Implants were manufactured either by (a) a Withdrawing Defendant or (b) a Withdrawing Defendant and a Non-Settling Defendant shall not be eligible for benefits under this Agreement. Settlement Class Members whose Breast Implants were manufactured by at least one Defendant in addition to the Withdrawing Defendant(s), are eligible to make claims under this Agreement. Such claims shall be reduced by the percentage equal to the Withdrawing

Defendant's Funding Percentage (as set forth in the Funding Agreement), and such Settlement Class Members may pursue their claims against Withdrawing Defendants without set-off or reduction in any damages they may obtain from such Withdrawing Defendants as a result of benefits received under this Agreement, except that Withdrawing Defendants that are suppliers of Breast Implant Materials but not manufacturers of Breast Implants shall retain whatever set-off rights they may have.

D.   Effect Of Withdrawal On Other Defendants.
     -----------------------------------------
          Except as specifically provided in this Section, the withdrawal of a Defendant shall not affect the rights or obligations of any other Defendant or Released Party under this Agreement. Nothing in this Section shall constitute, nor shall it be deemed to constitute a waiver or modification of any of the terms of this Agreement including orders entered hereunder, as to any other Defendant or Released Party; and the withdrawal of a Defendant shall not be deemed to permit any Settlement Class Member to bring any action against any other Defendant or Released Party.

E.   Plaintiffs' Right To Withdraw.
     ------------------------------
          Settlement Class Counsel, on behalf of Plaintiffs, retain the right to withdraw from this Agreement within thirty (30) days following any Defendant's withdrawal, if, in their discretion, the exercise by any Defendant of the withdrawal right set forth in this Section frustrates the purpose of this Agreement.

          VI. EFFECT OF PRIOR SETTLEMENTS AND JUDGMENTS

     A. A Breast Implant Recipient is not barred from obtaining payment under this Agreement on the ground that the claim is foreclosed by a statute of limitations or repose.

     B. Settlement Class Members who were represented by counsel in negotiating previous settlements or who, prior to the effective date of the Agreement, have received aggregate settlements of Breast Implant Related claims in the amount of $15,000 or more shall not be eligible to receive any benefit under this Agreement. Settlement Class Members who were unrepresented by counsel in negotiating previous settlements and who settled Breast Implant Related claims for less than $15,000, and any Settlement Class Members who demonstrate that their previous settlements were induced by Defendant's fraud, are eligible for compensation, with an offset of the amounts previously received.

     C. Settlement Class Members who have obtained and collected judgments for compensatory and/or punitive damages against one or more Defendants, and Settlement Class Members against whom final judgments have been entered by the finder of fact in courts of general jurisdiction (i.e., not courts of limited jurisdiction, small claims courts, or courts without jury availability) after a full trial on the merits in any Defendant's or Released Party's favor, shall not be permitted to obtain benefits under this Agreement.

                      VII. EXCLUSIVE REMEDY/DISMISSAL OF
                           ACTION/JURISDICTION OF COURT

A.   Exclusive Remedy/Settled Claims.
     -------------------------------

          This Agreement shall be the exclusive remedy for any and all Settled Claims of Settlement Class Members and for any claim arising out of the subject matter of this Agreement and the Complaint by any Settlement Class Member against the Defendants and Released Parties. No Defendant or Released Party shall be subject to liability or expense of any kind to any Settlement Class Member with respect to any Settled Claim, except as provided herein. Upon entry of the Final Order and Judgment by the Court approving this Agreement, pursuant to the Formal Fairness Hearing, each of the Settlement Class Members shall be barred from initiating, asserting or prosecuting any Settled Claims against any Defendant or any Released Party, except that any Settlement Class Member who opts out pursuant to the Second Opt Out and Ongoing Opt Out procedures of this Agreement shall be permitted thereafter to bring certain actions against Defendants and Released Parties subject to the conditions set forth herein.

B.   Dismissal Of Actions.
     --------------------

          When the Court's Final Order and Judgment approving this Agreement becomes Final, the Complaint shall be dismissed subject to the reactivation of claims as provided in Sections V, XIII and XIX of this Agreement. Settlement Class Counsel shall cooperate with Defendants and Released Parties to stay or dismiss, as appropriate, any other action of any Settlement Class Member pending in state or federal court. Settlement Class Members may not commence or actively prosecute actions against the Defendants or Released Parties once the Final Order and Judgment is entered, except that Settlement Class Members who opt out in accordance with this Agreement shall be permitted to bring actions subject to the terms and conditions of this Agreement.

C.   Continuing Jurisdiction Of Court.
     --------------------------------

          The Court shall retain exclusive and continuing jurisdiction of the Complaint and all Parties named or described therein, including all Settlement Class Members and Defendants and Released Parties, and over this Agreement with respect to the performance of the terms and conditions of this Agreement, to assure that all disbursements are properly made and to interpret and enforce this Agreement's terms, conditions and obligations. The Court shall have the power to approve the Settlement Committee's designation, appointment and removal of auditors, consultants, and disbursing agents, and the execution of contracts as necessary and appropriate to assure the administration of this Agreement.

                                VIII. RELEASES

A.   Release Of Settled Claims Against Defendants And Released Parties.
     -----------------------------------------------------------------

          Upon approval of this Agreement as a good faith, fair, adequate, and reasonable settlement and entry of the Final Order and Judgment, every Settled Claim by a Settlement Class Member against the Defendant(s) and the Released Parties shall be conclusively compromised, settled, and released; provided, however, that Settlement Class Members shall not be prevented from bringing suit or otherwise proceeding against Defendant(s) and/or Released Parties where and to the extent expressly permitted under Section III.C.2.a.(4) (providing opt out rights for Settlement Class Members in the event of a reduction in the Disease Compensation Schedule), under Section III.C.2.b.(5) (providing opt out rights for certain Eligible Ongoing Claimants) and under Section III.C.2.f. (providing opt out rights for children of Breast Implant Recipients). Nothing in this Agreement is intended to effect, nor shall it effect, a waiver by The Dow Chemical Company or Corning Incorporated of any rights, defenses or objections, as against any Settlement Class Member arising from or as a result of the December 2, 1993 Opinion and Order granting the Dow Chemical and Corning motions for summary judgment, or other judgment that may be granted by this Court in their favor, which shall retain all force and effect as the Court directs, except to the extent it may be modified, amended, reconsidered, or reversed by the Court or on appeal; nor shall it effect a waiver by Bristol-Myers Squibb Company of any rights, defenses, or objections arising from or as a result of a summary or other judgment that may be granted by the Court in its favor, and such order shall retain such force and effect as the Court directs, except to the extent it may be modified, amended, reconsidered, or reversed by the Court or on appeal.

B.   Reservation Of Rights Against Non-Settling Defendants.
     -----------------------------------------------------

          Except as otherwise provided herein, nothing in this Agreement shall prejudice or in any way interfere with the rights of the Settlement Class Members to pursue all of their rights and remedies against Non-Settling Defendants and Withdrawing Defendants.

C.   Release And Dismissal Of Cross Claims/Contribution/Indemnity Claims.
     -------------------------------------------------------------------

          Upon the Court's entry of its Final Order and Judgment approving this Agreement, any and all claims of any kind asserted or that may be asserted by any Defendant or Released Party against any other Defendant or Released Party arising from or relating to any Settled Claims of Settlement Class Members shall be conclusively compromised, settled and released and no Defendant or Released Party may bring or pursue any action or claim against any other Defendant or Released Party regarding any Settled Claim of any Settlement Class Member unless and until the Defendant withdraws or Finally Defaults under Sections V and XIII of this Agreement. Nothing in this Agreement shall affect or release claims available to Defendants in any other circumstance, including, without limitation, any claims available against any Defendant by a person who opts out of this Agreement or out of the Settlement Class.

               IX. ENTRY OF GOOD FAITH BAR ORDER ON CONTRIBUTION
                   AND INDEMNITY CLAIMS/INDEMNIFICATION

     A. The Parties shall request that the Court enter an order barring and enjoining the commencement and prosecution of any claim or action by any Non-Settling Defendant or other third party against any Defendant or Released Party, including but not limited to any contribution, indemnity and/or subrogation claim, seeking reimbursement for payments made or to be made to any Settlement Class Member for Breast Implant Related injuries or for expenses incurred in defending against any such claims or actions. Defendants and Released Parties shall be entitled to dismissal with prejudice of any Non-Settling Defendant's claims against them which violate or are inconsistent with this bar.

     B. Additionally, the Settlement Class Members agree to cooperate with and to indemnify Defendants and Released Parties from Claims for Contribution and/or Indemnification asserted by Non-Settling Defendants or other third parties to the following extent only:

          1. The Settlement Class Members shall forego or return any judgment amounts that they obtain against such Non-Settling Defendants or third parties which any court shifts to any Defendant or Released Party notwithstanding the bar, with the effect that, although Settlement Class Members shall be free to pursue claims and collect judgments from such Non-Settling Defendants or third parties, without limitation, no Settlement Class Member shall recover, directly or indirectly, any sums from any Defendants and/or Released Party or group of Defendants and/or Released Parties in excess of those received from Designated Funds and/or the Disease Compensation Program.

          2. The Settlement Class Members shall move jointly with such Defendants or Released Parties for severance and continuance of the trial of such Contribution and/or Indemnification.

          3. The Settlement Class Members shall refrain from volunteering or agreeing to assist any Non-Settling Defendant or third party in pursuing its claims for Contribution and/or Indemnification against such Defendants or Released Parties.

          4. Nothing in the preceding paragraphs shall be deemed to limit the right of any Settlement Class Member to pursue an action against or collect a judgment against any person or entity that is not a Defendant or Released Party under this Agreement.

                      X. ADMINISTRATIVE EXPENSES/COUNSEL
                         FEES AND COSTS

          All expenses incurred in administering this Agreement, including cost of notice and compensation to any Court appointed Claims Administrators or Claims Officers, or to any member of the Medical Panel, and the fees and costs of Settlement Class Counsel and Claimants' Counsel, as determined and approved by the Court, shall be paid from Fund VI as ordered by the Court and shall not be the separate or individual obligations of Defendants or Claimants.

                       XI. TAX STATUS OF SETTLEMENT FUND

     A. The Settlement Fund shall be formed and operated to meet all requirements of a Qualified Settlement Fund within the meaning of Section 468B of the Internal Revenue Code of 1986, and all regulations and rulings thereunder. Any Defendant shall be permitted, in its discretion, and at its own cost, to seek a private letter ruling from the Internal Revenue Service regarding the tax status of the Settlement Fund. The Parties agree to negotiate in good faith any changes to the Agreement necessary to obtain IRS approval as a Qualified Settlement Fund.

     B. The Parties agree to negotiate in good faith such changes to the Agreement as may be necessary, for purposes of this Section, to maximize the amount of the Settlement Fund for the benefit of the Settlement Class, consistent with and to promote the tax deductible status of Defendants' payments.

                    XII. COURT'S SETTLEMENT APPROVAL ORDER

          This Agreement is subject to and conditional upon the issuance by the Court, following the Formal Fairness Hearing, of a Final Order and Judgment granting final approval of the Agreement in accordance with Rule 23(e), and providing the below-specified relief, which relief shall be subject to the terms and conditions of this Agreement and the Parties' performance of their continuing rights and obligations hereunder. Such Final Order and Judgment shall:

          1. Confirm the certification of the Settlement Class under Fed. R. Civ. P. 23(b)(3) and (e) for settlement purposes;

          2. Dismiss the Complaint pursuant to Section VII.B of this Agreement, and stay or dismiss all other actions upon the Settled Claims of all of the Settlement Class Members, without cost, now existing or hereafter brought against Defendants or any Released Party in state, federal and territorial courts;

          3. Bar and enjoin all Settlement Class Members from asserting against Defendants or any other Released Party any and all Settled Claims which the Settlement Class Member had, has, or may have in the future during their period of Class Membership;

          4. Release Defendants and all other Released Parties from the Settled Claims which any Settlement Class Members have, had, or may have in the future, against Defendant or any other Released Party;

          5. Bar and enjoin the commencement and/or prosecution of any claim or action against any Defendant or any Released Party for reimbursement for payments made to a Settlement Class Member for Breast Implant Related injuries;

          6. Provide that this Agreement is entered into in good faith, is reasonable, fair, and adequate, in the best interest of the Settlement Class and is non-collusive; and

          7. Reserve the Court's continuing and exclusive jurisdiction over the Parties to this Agreement, including Defendants and all Settlement Class Members, to administer, supervise, construe and enforce the Agreement in accordance with its terms for the mutual benefit of the Parties.

                   XIII. EFFECT OF DEFAULT OF ANY DEFENDANT

     A. In the event that any Defendant fails to make a payment due and owing under the terms of this Agreement, Settlement Class Counsel shall so notify the Court. The Court shall then supply the defaulting Defendant with a reasonable opportunity (up to 30 days) to "cure" the default, and, in addition, may require the Defendant to pay simple interest, accruing as of the date the payment was due under the Schedules of Defendants' Payments.

     B. If the defaulting Defendant does not "cure" the default as provided above, the Defendant shall be in Final Default, and Settlement Class Counsel shall apply to the Court for appropriate relief. If the relief results in payments to the Settlement Fund sufficient to satisfy such Defendant's obligations under this Agreement, then that Defendant shall no longer be deemed in Final Default.

     C. A Defendant that is in Final Default shall be deemed a Non-Settling Defendant for purposes of the contribution bar order described in Section IX.

     D. Any Settlement Class Member all of whose Breast Implants were manufactured either by (1) a Defendant in Final Default or (2) a Defendant in Final Default and Non-Settling Defendants, shall not be eligible for benefits under the Agreement after the effective date of Final Default. Settlement Class Members whose Breast Implants were manufactured or supplied by at least one Defendant, in addition to the Defendant in Final Default, are eligible to make claims under this Agreement except that the payment for such claims shall be reduced by the percentage equal to the Funding Percentage (as set forth in the Funding Agreement) applicable to the Defendant in Final Default after the effective date of Final Default. Any such Settlement Class Member shall be permitted to pursue claims against the Defendant in Final Default. Any recovery obtained by such Settlement Class Member against a Defendant in Final Default shall be reduced by any amount the Settlement Class Member obtained under this Agreement prior to the effective date of the Final Default.

     E. Failure of any Defendant to fulfill its obligations under this Agreement or under the Funding Agreement shall not abrogate this Agreement as to any other Defendant or increase or modify in any way the obligation of any other Defendant.


     F. Nothing in this Section shall constitute nor shall it be deemed to constitute a waiver or modification of any of the terms of this Agreement including orders entered hereunder as to any other

Defendant or Released Party, and the Final Default of any Defendant shall not be deemed to permit any Settlement Class Member to bring any action against any other Defendant or Released Party.

                   XIV. ASSURANCE OF DEFENDANTS' OBLIGATIONS

          Each Defendant shall provide financial assurance, either by way of a guarantee or similar undertaking, that is satisfactory to the Court. Plaintiffs' Settlement Class Counsel may stipulate to the adequacy of any financial assurance, guarantee or similar undertaking by any Defendant. Such financial assurance may (at the Defendant's option) consist of the agreement of a Defendant's parents, subsidiaries and/or related entities to guarantee the performance of a Defendant; except that the Parties agree that any financial assurance provided by Dow Corning shall not include a parent or shareholder guarantee. The Court shall determine the adequacy of financial assurances, guarantees or similar undertakings provided or to be provided by each Defendant in considering whether the Agreement is fair, adequate, and reasonable in accordance with Fed. R. Civ. P. 23(e). The furnishing of financial assurances and guarantees of Defendants' continuing obligations under this Agreement throughout the Disease Compensation Program that are fully satisfactory to the Court is a condition precedent of this Agreement as to each Defendant. Each Defendant shall advise the Court and the Settlement Class Counsel, promptly upon the request of either, at any stage of the settlement approval process, as to the nature, magnitude, and documentation of any guarantee, similar undertaking or assurance to be provided to secure its settlement contribution obligation.

                      XV. DEFENDANTS' INSURANCE PROCEEDS

     A. If any Defendant or Released Party receives indemnity payments from Insurers based upon liability coverage for damages allegedly caused by Breast Implants to cover indemnity claims under this Agreement (but not specifically to pay an individual claim or claims outside of this Agreement) and if the total amount of such indemnity payments received by that Defendant or Released Party for such claims exceeds the sum of (1) the amount of payments previously made by the Defendant or Released Party in satisfaction of its obligations pursuant to this Agreement and (2) one-half of the amount due for the next succeeding Funding Year under the Funding Agreement, then the Defendant or Released Party will forthwith report said receipt to the Plaintiffs' Settlement Committee and to the Court.

     B. Upon notification as provided above, Settlement Class Counsel may apply to the Court to request an acceleration of the payments due from such Defendant under the Schedule of Payments in the form of an increase, up to the amount of such excess indemnity payments received, in the amount due from such Defendant in the next Funding Year with a corresponding decrease in the remainder of Funding Years 1 through 3, except that if the amount of the increase has not been fully offset by reductions by Funding Year 3, further decreases shall be made in Funding Year 4 and succeeding Funding Years, in sequence.

     C. The Court shall determine whether an acceleration of payments as defined above is reasonable and in the best interest of the Settlement Class Members. In making such determination, the Court's authority shall be limited as follows:

          1. The Defendant may not be required to pay in any Funding Year the amount that would exceed the amount that would have been due for such Funding Year had such Defendant been obligated to pay 27% of its Settlement Amount in Funding Year 1 and 12% of its Settlement Amount in Funding Years 2 and 3;

          2. In determining whether such acceleration is in the best interest of the Settlement Class Members, the Court shall take into consideration the financial impact upon the Defendant of such an acceleration and the Court may not direct any acceleration if such acceleration would have an unreasonable detrimental financial impact upon the Defendant;

          3. In determining whether acceleration is in the best interest of the Settlement Class Members, the Court must further take into consideration whether such payment from Insurers was made in respect of the Defendants' future payment obligations under the Agreement and may therefore not appropriately be paid for the benefit of Current Claimants; and

          4. This acceleration (as defined) shall apply only to the payments due in Funding Years 1, 2 and 3. In the event that an increase is applied to Funding Year 3, there shall be a corresponding decrease in the Annual Payment Amount (as defined in the Funding Agreement) in succeeding years as necessary to offset such increase.

          5. Any guarantees or commitments provided by Insurers that are not cash payments shall not be considered to be indemnity payments for purposes of this Section XV.

     D. This Section shall not apply to Defendants Medical Engineering Corp., Bristol-Myers Squibb Co., their predecessors, subsidiaries and affiliates, or Defendant Baxter International Inc. and its subsidiaries and affiliates.

                      XVI. REPRESENTATIONS AND WARRANTIES

     A. Plaintiffs' Negotiating Counsel represent and warrant that they have the authority to enter into this Agreement on behalf of the Representative Plaintiffs, subject to Court approval.

     B. Each Defendant has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Defendant of this Agreement and the consummation by it of the actions contemplated herein have been duly authorized by all necessary corporate action on the part of such Defendant. This Agreement has been duly and validly executed and delivered by each Defendant and constitutes its legal, valid and binding obligation.

                        XVII. MISCELLANEOUS PROVISIONS

     A. Neither this Agreement, approved or not approved, nor any exhibit, document or instrument delivered hereunder, nor any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Agreement is intended to be or shall be construed as or deemed to be evidence of an admission or concession by the Defendants or Released Parties of any liability or wrongdoing or of the truth of any allegations in the Complaint, and none of them shall be admissible in evidence for any such purpose in this or any other proceeding. Nothing in this

Agreement shall be construed to subject any parent company to the liabilities of its subsidiary to any greater degree than would have been the case absent this Agreement.

     B. The headings of the sections and paragraphs of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect its construction.

     C. This Agreement, including all Exhibits attached hereto, constitutes the entire agreement by and among the Parties with regard to the subject of this Agreement and shall supersede any previous agreements and understandings between the Parties with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except in writing signed by all Parties hereto.

     D. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     E. Any notice, request, instruction or other document to be given by any party to this Agreement to any other party to this Agreement (other than class notification) shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, if to the Defendants to the attention of their respective general counsel, and to Settlement Class Counsel on behalf of Settlement Class Members, or to other recipients as the Court may specify.

     F. All applications for Court approval or Court orders required under this Agreement shall be made on notice to all signatories hereto.

                          XVIII. INSURER NOTIFICATION

        The Parties recognize that the obligations of some Defendants under this Agreement will have to be paid, at least in substantial part, by timely insurance provided under liability insurance policies covering such Defendants and/or Released Parties. Accordingly, this Agreement shall not become effective until all of the following conditions precedent have been satisfied:

           1. A copy of this Agreement has been provided by Defendants, or shall be available on file with the Court, to each Insurer which might reasonably be called upon to pay a Defendant's obligations under this Agreement;

           2. Each Insurer has been provided by Defendants with written notice of the Formal Fairness Hearing; and

           3. Each such Insurer shall be provided access to a written agreement or final judgment establishing that this Agreement is a reasonable compromise and settlement of the Defendants' potential liabilities and legal obligations to the Settlement Class Members; that each Defendant's allocated share, pursuant to the Funding Agreement, of all sums paid pursuant to the terms of this Agreement is reasonable; and that each Defendant will be legally obligated and liable to pay its allocated share of all such sums.

                       XIX. TERMINATION OF THE AGREEMENT

           This Agreement shall, without notice, be automatically terminated if the Court declines to enter its Final Order and Judgment or if the Court's orders as described in Section XII do not become Final. Should this Agreement terminate pursuant to this Section, the Agreement shall have no further force or effect, and all monies paid by any and all Defendants shall be returned to each respective Defendant, including any interest earned on such monies and less such sums as may have been expended on notices, settlement approval, claims administration, and other purposes pursuant to this Agreement in proportion to Defendants' payments made in respect to this Agreement pursuant to order of the Court. In the event of termination, all Parties shall be restored to their respective positions immediately prior to execution of this Agreement.

          Dated this _____ date of March, 1994.


Plaintiffs' Negotiating Counsel
And Lindsey Plaintiffs' Counsel       Signatory Defendants
- - - - - -------------------------------       --------------------

                                      Baxter Healthcare Corporation
                                      and Baxter International, Inc.

/s/ Margaret Moses Branch             by:
- - - - - -------------------------------           -------------------------------
Margaret Moses Branch                        Arthur F. Staubitz
THE BRANCH LAW FIRM                          Vice President, Secretary
                                             and General Counsel


- - - - - -------------------------------       Bristol-Myers Squibb Company
Elizabeth J. Cabraser
LIEFF, CABRASER & HEIMANN
                                      by:
                                          -------------------------------
                                             Rodolphe Hamel
                                             Senior Vice President
                                             and General Counsel

- - - - - -------------------------------
Stanley M. Chesley
WAITE, SCHNEIDER, BAYLESS &
 CHESLEY CO., L.P.A.                  Medical Engineering Corporation


                                      by:
                                          -------------------------------
                                             Joseph G. Solari, Jr.

- - - - - -------------------------------
Michael T. Gallagher
FISCHER, GALLAGHER & LEWIS, LTD.



                                          --CONTINUED--
- - - - - -------------------------------
Ralph I. Knowles, Jr.
DOFFERMYRE, SHIELDS, CANFIELD
 & KNOWLES
order of the Court. In the event of termination, all Parties shall be restored to their respective positions immediately prior to execution of this Agreement.

          Dated this _____ date of March, 1994.


Plaintiffs' Negotiating Counsel
And Lindsey Plaintiffs' Counsel       Signatory Defendants
- - - - - -------------------------------       --------------------

                                      Baxter Healthcare Corporation
                                      and Baxter International, Inc.

                                      by:
- - - - - -------------------------------           -------------------------------
Margaret Moses Branch                        Arthur F. Staubitz
THE BRANCH LAW FIRM                          Vice President, Secretary
                                             and General Counsel

/s/ Elizabeth J. Cabraser
- - - - - -------------------------------       Bristol-Myers Squibb Company
Elizabeth J. Cabraser
LIEFF, CABRASER & HEIMANN
                                      by:
                                          -------------------------------
                                             Rodolphe Hamel
                                             Senior Vice President
                                             and General Counsel
/s/ Stanley M. Chesley
- - - - - -------------------------------
Stanley M. Chesley
WAITE, SCHNEIDER, BAYLESS &
 CHESLEY CO., L.P.A.                  Medical Engineering Corporation


                                      by:
                                          -------------------------------
                                             Joseph G. Solari, Jr.

- - - - - -------------------------------
Michael T. Gallagher
FISCHER, GALLAGHER & LEWIS, LTD.



                                          --CONTINUED--
- - - - - -------------------------------
Ralph I. Knowles, Jr.
DOFFERMYRE, SHIELDS, CANFIELD
 & KNOWLES
order of the Court. In the event of termination, all Parties shall be restored to their respective positions immediately prior to execution of this Agreement.

          Dated this 24 date of March, 1994.


Plaintiffs' Negotiating Counsel
And Lindsey Plaintiffs' Counsel       Signatory Defendants
- - - - - -------------------------------       --------------------

                                      Baxter Healthcare Corporation
                                      and Baxter International, Inc.

                                      by:
- - - - - -------------------------------           -------------------------------
Margaret Moses Branch                        Arthur F. Staubitz
THE BRANCH LAW FIRM                          Vice President, Secretary
                                             and General Counsel


- - - - - -------------------------------       Bristol-Myers Squibb Company
Elizabeth J. Cabraser
LIEFF, CABRASER & HEIMANN
                                      by:
                                          -------------------------------
                                             Rodolphe Hamel
                                             Senior Vice President
                                             and General Counsel

- - - - - -------------------------------
Stanley M. Chesley
WAITE, SCHNEIDER, BAYLESS &
 CHESLEY CO., L.P.A.                  Medical Engineering Corporation


                                      by:
                                          -------------------------------
                                             Joseph G. Solari, Jr.

- - - - - -------------------------------
Michael T. Gallagher
FISCHER, GALLAGHER & LEWIS, LTD.



/s/ Ralph I. Knowles, Jr.                 --CONTINUED--
- - - - - -------------------------------
Ralph I. Knowles, Jr.
DOFFERMYRE, SHIELDS, CANFIELD
 & KNOWLES
order of the Court. In the event of termination, all Parties shall be restored to their respective positions immediately prior to execution of this Agreement.

          Dated this _____ date of March, 1994.


Plaintiffs' Negotiating Counsel
And Lindsey Plaintiffs' Counsel       Signatory Defendants
- - - - - -------------------------------       --------------------

                                      Baxter Healthcare Corporation
                                      and Baxter International, Inc.

                                      by: /s/ Arthur F. Staubitz
- - - - - -------------------------------           -------------------------------
Margaret Moses Branch                        Arthur F. Staubitz
THE BRANCH LAW FIRM                          Senior Vice President,
                                             Secretary and General Counsel


- - - - - -------------------------------       Bristol-Myers Squibb Company
Elizabeth J. Cabraser
LIEFF, CABRASER & HEIMANN
                                      by:
                                          -------------------------------
                                             Rodolphe Hamel
                                             Senior Vice President
                                             and General Counsel

- - - - - -------------------------------
Stanley M. Chesley
WAITE, SCHNEIDER, BAYLESS &
 CHESLEY CO., L.P.A.                  Medical Engineering Corporation


                                      by:
                                          -------------------------------
                                             Joseph G. Solari, Jr.

- - - - - -------------------------------
Michael T. Gallagher
FISCHER, GALLAGHER & LEWIS, LTD.



                                          --CONTINUED--
- - - - - -------------------------------
Ralph I. Knowles, Jr.
DOFFERMYRE, SHIELDS, CANFIELD
 & KNOWLES

[LETTERHEAD OF DOW CORNING]

     The undersigned officials of Dow Corning Corporation, on behalf of Dow Corning Corporation, hereby agree to the terms and conditions set forth in the Breast Implant Litigation Settlement Agreement, subject to review and approval by the Board of Directors of Dow Corning Corporation.

     This 24th day of March, 1994

                                       /s/ Gary E. Anderson
                                       -------------------------
                                       Gary E. Anderson
                                       Executive Vice President



                                       /s/ James R. Jenkins
                                       -------------------------
                                       James R. Jenkins
                                       Vice President, Secretary and General
                                       Counsel

                              SIGNATURE PAGE FOR
                BREAST IMPLANT LITIGATION SETTLEMENT AGREEMENT
                                  (MDL - 926)

                      FOR MEDICAL ENGINEERING CORPORATION



SIGNATORY DEFENDANT

Medical Engineering Corporation



By:  /s/ Joseph G. Solari, Jr.
   ------------------------------
    Joseph G. Solari, Jr.

                              SIGNATURE PAGE FOR
                BREAST IMPLANT LITIGATION SETTLEMENT AGREEMENT
                                  (MDL - 926)

                       FOR BRISTOL-MYERS SQUIBB COMPANY



SIGNATORY DEFENDANT

Bristol-Myers Squibb Company



By:  /s/ Rodolphe Hamel
   ------------------------------
    Rodolphe Hamel
    Senior Vice President and General Counsel

                                     Dow Corning Corporation


                                     by:  /s/ Richard A. Hazleton
                                         ----------------------------------
                                           Richard A. Hazleton
                                           President and Chief Executive Officer


                                     and


                                     by:  /s/ Gary E. Anderson
                                         ----------------------------------
                                           Gary E. Anderson
                                           Executive Vice President



                                    Attest:
                                           --------------------------------
                                                 James R. Jenkins
                                                 Vice-President, Secretary and
                                                 General Counsel





                                           --------------------------------




                                           --------------------------------




                                           --------------------------------

                                   EXHIBIT A
                                   ---------

                                  DEFENDANTS
                                  ----------

         Aesthetech Corporation; American Corporation f/k/a Heyer-Schulte Corporation; American Hospital Supply Corporation; Baxter Healthcare Corporation; Baxter International Inc.; Bristol-Myers Squibb Company; Bristol Myers Squibb Canada, Inc.; Cabot Medical Corporation; CBI Medical, Inc. n/k/a and/or a/k/a CBI Medical Electronics, Inc.; CooperSurgical, Inc.; CooperVision, Inc.; CUI Corporation; CVI Merger Corp.; CV Sub 1987, Inc.; Dow Corning Corporation; Dow Corning Wright Corporation; Dow Corning STI; Dow Corning Wright/Medical Materials; Wright Manufacturing, Inc.; Foamex, L.P.; Foamex Products, Inc.; General Felt Industries, Inc.; Hazleton Corporation; Hazleton Biotechnologies, Inc.; Hazleton Washington, Inc.; HRP, Inc.; Knoll International Holding, Inc.; Linvatec Corporation; Markham Medical Association; Markham Medical International, Inc.; Markham Surgical Specialties; Mark/M Surgical; Mark/M Resources, Inc.; MEC Subsidiary Corporation f/k/a Surgitek, Inc.; Medical Engineering Corporation; Natural-"Y" Surgical Specialties, Incorporated; Poly Plastic Silicone Products, Inc.; Recticel Foam Corporation; Scotfoam Corporation; Sirod Corporation; Summit Medical Corporation; Surgitek, Inc.; "21" International Holdings, Inc.; Edward Weck, Incorporated; Edward Weck & Company, Inc.; Wilshire Technologies, Inc. f/k/a Wilshire Foam Products, Inc.; Zimmer, Inc.; and Zimmer International, Ltd.

                                   EXHIBIT B
                                   ---------

                               RELEASED PARTIES
                               ----------------

           ACME Engineering; Aesthetech Corporation; American Heyer-Schulte Corporation f/k/a Heyer-Schulte, Corporation; American Hospital Supply Corporation; Baxter Acquisition Sub., Inc.; Baxter Corporation; Baxter Healthcare Corporation; Baxter International Inc.; Baxter Travenol Laboratories, Inc.; Baxter World Trade Corporation; Bio-Manufacturing, Inc.; Bioplasty; Robert Bishop; Bristol-Myers Squibb Company; Cabot Medical Corporation; CBI Medical, Inc. n/k/a and/or a/k/a CBI Medical Electronics, Inc.; CooperSurgical, Inc.; CooperVision, Inc.; CUI Corporation; CVI Merger Corp.; CV Sub 1987, Inc.; The Dow Chemical Company; Corning Incorporated; Dow Corning Corporation; Dow Corning Wright Corporation; Dow Corning STI; Edwards Laboratories, Inc.; Foamex, L.P.; Foamex Products, Inc.; Vicki Galati; General Felt Industries, Inc.; Hazleton Corporation; Hazleton Biotechnologies, Inc.; Hazleton Washington, Inc.; Hazleton Wisconsin, Inc.; Hazleton Research Corporation; Robert J. Helbling; HRP, Inc.; Knoll International Holding, Inc.; Harold Markham; Jacqueline Markham; Lottie Markham; Markham Medical International, Inc.; Markham Medical Association; Mark/M Surgical; Mark/M Resources, Inc.; Markham Surgical Specialties; Anita Kost McAteer; MEC Subsidiary Corporation f/k/a Surgitek, Inc.; Medical Engineering Corporation; Natural-"Y" Surgical Specialties, Incorporated; Poly Plastic Silicone Products, Inc.; Real Lappierre; Recticel Foam Corporation; Schulte Medical Products; Scotfoam Corporation; Sirod Corporation; Summit Medical Corporation; Surgitek, Inc.; The Cooper Companies, Inc. f/k/a CooperVision, Inc.; Travenol Laboratories, Inc.; "21" Foam Company; "21" International Holdings, Inc.; Uroplasty, Inc.; Edward Weck & Company, Inc.; Edward Weck, Incorporated; Wright Medical Technologies; Wright Manufacturing, Inc.; and Wilshire Technologies, Inc. f/k/a Wilshire Foam Products, Inc., along with each such person's or entity's (1) present and former foreign and domestic parents, subsidiaries and affiliates, (2) foreign and domestic predecessors, successors, sales representatives, independent sales representatives, distributors, transferees, insurers and assigns and



                                      -1-
                                   Exhibit B

(3) present, former and subsequent officers, directors, agents, servants, proprietors, owners, shareholders and employees, including, but not limited to, individuals specifically named as defendants in the lawsuits and claims covered by this Agreement.


           Ralph Blocksma; Eugene Courtiss; Robert Reeder; Marie Pletsch; John Beernick; Boyd Burkhardt; Frank Gerow; Thomas Cronin; Charles Vinnick; Garry S. Brody; Ben Gregory; W. Ian Rogers; Kathy Montgomery; Louis Argenta; Franklin L. Ashley; Laurena Birnbaum; Angelo Cappozzi; John Hartley; Richard P. Jobe; W. John Pangman II; Vincent R. Pennisi; Iram M. Seropian; H. E. Sterling; Kuros Tabari; Kurt Wagner; and John L. Williams.









                                     - 2 -
                                   Exhibit B

               Defendants and Released Parties Associated with
             Signatory Defendants Medical Engineering Corporation
                       and Bristol-Myers Squibb Company
                 for Purposes of Section V.B. of the Agreement


          Aesthetech Corporation
          Robert Bishop
          Bristol Myers Squibb Canada, Inc.
          Cabot Medical Corporation
          CBI Medical, Inc. n/k/a and/or
           CBI Medical Electronics, Inc.
          CooperSurgical, Inc.
          CooperVision, Inc.
          CVI Merger Corp.
          CV Sub 1987, Inc.
          Derwood Faries
          Edward Weck Incorporated
          Edward Weck & Company, Inc.
          Vicki Galati
          Robert J. Helbling
          Real Lappiere
          Linvatec Corporation
          Anita Kost McAteer
          Harold Markham
          Jacqueline Markham
          Lottie Markham
          Markham Medical Association
          Markham Medical International, Inc.
          Markham Surgical Specialties
          Mark/M Surgical
          Mark/M Resources, Inc.
          MEC Subsidiary Corporation f/k/a
           Surgitek, Inc.
          Natural "&" Surgical Specialties, Incorporated
          Poly Plastic Silicone Products, Inc.
          Sirod Corporation
          Summit Medical Corporation
          Surgitek, Inc.
          Zimmer, Inc.
          Zimmer International, Ltd.


along with each such person's or entity's present and former foreign and domestic parents, subsidiaries and affiliates, foreign and domestic predecessors, successors, sales representatives, independent sales representatives, distributors, transferees, insurers and assigns and present, former and subsequent officers, directors, agents, servants, proprietors, owners, shareholders and employees, including, but not limited to, individuals specifically named as defendants in the lawsuits and claims covered by this Agreement. This list is not intended by Defendants to indicate any legal association or affiliation between the above entities, and shall not be used for such purpose in connection with any lawsuit or claim involving any of the entities listed herein.

                                      -3-
                                   Exhibit B

                Defendants and Released Parties Associated with
                Signatory Defendants Baxter International Inc.
                       and Baxter Healthcare Corporation
                 for Purposes of Section V.B. of the Agreement


              American Heyer-Schulte Corporation f/k/a
               Heyer-Schulte Corporation
              American Hospital Supply Corporation
              Franklin L. Ashley
              Baxter Acquisition Sub., Inc.
              Baxter Corporation
              Baxter Healthcare Corporation
              Baxter International Inc.
              Baxter Travenol Laboratories, Inc.
              Baxter World Trade Corporation
              Laurence Birnbaum
              Angelo Capozzi
              Edwards Laboratories, Inc.
              John Hartley
              Richard P. Jobe
              W. John Pangman II
              Vincent R. Pennisi
              Poly Plastic Silicone Products, Inc.
              Schulte Medical Products
              Diran M. Seropian
              H. E. Sterling
              Kuros Tabari
              Travenol Laboratories, Inc.
              Kurt Wagner
              John L. Williams

along with each such person's or entity's present and former foreign and domestic parents, subsidiaries and affiliates, foreign and domestic predecessors, successors, sales representatives, independent sales representatives, distributors, transferees, insurers and assigns and present, former and subsequent officers, directors, agents, servants, proprietors, owners, shareholders and employees, including, but not limited to, individuals specifically named as defendants in the lawsuits and claims covered by this Agreement. This list is not intended by Defendants to indicate any legal association or affiliation between the above entities, and shall not be used for such purpose in connection with any lawsuit or claim involving any of the entities listed herein.

                                      -4-
                                   Exhibit B

                  Defendants and Released Parties Associated
                         with Dow Corning Corporation
                 for Purposes of Section V.B. of the Agreement


              Signatory Defendant

              Dow Corning Corporation

              Associated Defendants

              Dow Corning STI
              Dow Corning Wright Corporation
              Dow Corning Wright/Medical Materials
              Wright Manufacturing, Inc.
              Hazleton Biotechnologies, Inc.
              Hazleton Corporation
              Hazleton Washington, Inc.
              HRP, Inc.

              Released Parties

              Dow Corning Corporation
              Dow Corning STI
              Dow Corning Wright Corporation
              Dow Corning Wright/Medical Materials
              Corning Incorporated
              Hazleton Biotechnologies, Inc.
              Hazleton Corporation
              Hazleton Research Corporation
              Hazleton Washington, Inc.
              Hazleton Wisconsin, Inc.
              HRP, Inc.
              The Dow Chemical Company
              Wright Manufacturing, Inc.
              Wright Medical Technologies


along with each such person's or entity's present and former foreign and domestic parents, subsidiaries and affiliates, foreign and domestic predecessors, successors, sales representatives, independent sales representatives, distributors, transferees, insurers and assigns and present, former and subsequent officers, directors, agents, servants, proprietors, owners, shareholders and employees, including, but not limited to, individuals specifically named as defendants in the lawsuits and claims covered by this Agreement. This list is not intended by Defendants to indicate any legal association or affiliation between the above entities, and shall not be used for such purpose in connection with any lawsuit or claim involving any of the entities listed herein.


                                     - 5 -
                                   Exhibit B

                         UNITED STATES DISTRICT COURT
                         NORTHERN DISTRICT OF ALABAMA
                               SOUTHERN DIVISION

In re:
SILICONE GEL BREAST IMPLANTS                 )  Master File No. CV-92-P-10000-S
PRODUCTS LIABILITY LITIGATION                )
MDL 926                                      )
                                             )
- - - - - ---------------------------------------------)
                                             )
This Agreement relates to:                   )
                                             )
             ALL ACTIONS.                    )
                                             )
- - - - - ---------------------------------------------)
                                             )
                                             )
HEIDI LINDSEY, et al., on behalf of          )  Case No. CV-94-P-11558-S
themselves and all others similarly situated,)
                                             )  Honorable Sam C. Pointer, Jr.
              Plaintiffs,                    )
                                             )
       v.                                    )
                                             )
DOW CORNING CORPORATION, et al.              )
                                             )
         Defendants.                         )
                                             )
- - - - - ---------------------------------------------)


                                 EXHIBIT C TO
                           BREAST IMPLANT LITIGATION
                             SETTLEMENT AGREEMENT

                               FUNDING AGREEMENT

          This Agreement (hereinafter the "Funding Agreement") sets forth the specific Payment obligations of each Defendant with respect to the Breast Implant Litigation Settlement Agreement (hereinafter "Settlement Agreement") regarding the resolution of claims arising out of and relating to Breast Implants and Breast Implant Materials entered into between Plaintiffs and Defendants as of the same date as this Funding Agreement. This Funding Agreement is entered into between and among the Settlement Class (through Plaintiffs' Negotiating Counsel) and each Defendant that is a signatory hereto (the "Signatory Defendants") (collectively, the "Parties").

                                I. DEFINITIONS

          All terms used herein shall have the same meaning ascribed to them under the Settlement Agreement. Additional terms are defined below.

          "ANNUAL FUNDING OBLIGATION" shall mean the maximum payment obligation of each Signatory Defendant in each Funding Year as specified on the Schedule of Payments applicable to such Defendant.

          "ANNUAL PAYMENT AMOUNT" shall mean the amount that each Signatory Defendant shall be obligated to pay after any adjustments to the Annual Funding Obligation as described in Section II.D.2 below.

          "FUNDING YEAR" shall mean the date specified for the payment of amounts due under this Funding Agreement.

          "INITIAL PAYMENT SURPLUS" shall have the meaning set forth in Section II.D.1 of this Funding Agreement.

          "MAXIMUM CUMULATIVE FUNDING OBLIGATION" shall have the meaning set forth in Section II.A of this Funding Agreement.

          "MAXIMUM SETTLEMENT AMOUNT" shall have the meaning set forth in
Section II.A of this Funding Agreement.

          "ONGOING ADJUSTMENT" shall have the meaning set forth in Section II.D.2 of this Funding Agreement.

          "PRELIMINARY PAYMENT" shall mean the payment due from each Signatory Defendant five business days after Preliminary Approval.

          "REVERSIONARY PERIOD" shall have the meaning set forth in Section II.B.5 of this Funding Agreement.

          "SCHEDULE OF PAYMENTS" shall mean the schedules contained as Exhibit D to the Settlement Agreement and attached hereto, which schedules set forth the Maximum Settlement Amount of each Signatory Defendant, the amount of each Signatory Defendant's Annual Funding Obligation for each Funding Year and each Signatory Defendant's Maximum Cumulative Funding Obligation as of each Funding Year.

          "TOTAL INITIAL ADJUSTMENT" shall have the meaning set forth in Section II.D.1 of this Funding Agreement.

                                 II. AGREEMENT

A.   Funding Obligations of Defendants/Maximum Payments.
     ---------------------------------------------------
          Each Signatory Defendant agrees to make payments into the Settlement Fund to be established under the Settlement Agreement in accordance with the terms and conditions of this Funding Agreement. Each Signatory Defendant's funding obligations are set forth in the Schedule of Payments applicable to such Defendant. The aggregate amount of the payments specified for each Signatory Defendant constitutes the maximum total funding obligation of such Defendant (the "Maximum Settlement Amount"). The Annual Funding Obligation specified for each Funding Year in each Signatory Defendant's Schedule of Payments represents the maximum amount, at each specified time, that each such Defendant may be required to pay in respect of the Settlement Agreement. The time when each Annual Funding Obligation accrues is specified on the Schedule of Payments by reference to a particular Funding Year. Each Signatory Defendant shall be obligated to make payments into the Settlement Fund only as set forth in the specific Schedule of Payments applicable to it and subject to the terms and conditions set forth therein. Notwithstanding any other provision of the Settlement Agreement (except as expressly provided in Section XV of the Settlement Agreement) or this Funding Agreement, the maximum amount of each Signatory Defendant's cumulative financial obligation as of the end of any Funding Year is the "Maximum Cumulative Funding Obligation" specified on that Defendant's Schedule of Payments as of such date.

B.   Timing of Payments by Defendants into Settlement Fund.
     ------------------------------------------------------
     1.   Preliminary Payment/Distribution of Preliminary Payment.
          --------------------------------------------------------
          a. Five business days after Preliminary Approval of the Settlement Agreement by the Court each Signatory Defendant shall pay the amount designated as the Preliminary Payment on the Schedule of Payments applicable to such Defendant into the Settlement Fund (or into an escrow account administered under the supervision of the Court). (Hereinafter, all references to the Settlement Fund shall mean the Settlement Fund or any such escrow account.)

          b. The Preliminary Payment shall be administered jointly by the Settlement Class Counsel and the Signatory Defendants under the supervision of the Court. Such amounts paid by each Signatory Defendant shall be maintained and invested under the supervision of the Court in such a manner as to assure maximum safety.

     2.   Annual Payments.
          ----------------
          The obligation of the Signatory Defendants to make payments into the Settlement Fund under the Schedules of Payments shall depend in part on the amounts that are to be paid for Eligible Current Claims and Eligible Ongoing Claims. The Annual Funding Obligation of each Signatory Defendant is the maximum amount such Defendant may be required to pay at the specified Funding Year. As set forth on the Schedules of Payments, each Signatory Defendant's Annual Payment Amount (after the Preliminary Payment) becomes due at specified times which are denoted as Funding Years. The following paragraphs specify the timing of each Funding Year.

          a. Funding Year 1 shall be the date the "First Payment" (i.e., the next scheduled payment after the Preliminary Payment) is due and owing. The First Payment shall be due and owing on the earlier of the following two dates:
(1) five business days after the Court's Final Order and Judgment becomes Final or (2) five business days after the latest of the following three dates: (a) the date the Claims Administrator confirms, in the report specified under Section IV.C.4 of the Settlement Agreement, that there will be no reduction in amounts payable to Eligible Current Claimants and therefore no Second Opt Out Period or
(b) the expiration of the period during which the Signatory Defendants may withdraw from the Settlement Agreement under Section V of that Agreement or (c) if one or more of the Signatory Defendants have withdrawn from the Settlement Agreement, the expiration of the period granted to Settlement Class Counsel to withdraw from the Settlement Agreement under Section V; except that Signatory Defendants Medical Engineering Corp. and Bristol-Myers Squibb Co. shall have the option to pay their First Payment either in accordance with (1) above or on January 10, 1995, but if these Defendants elect to make their First Payment on January 10, 1995, they shall add to their First Payment simple interest at the Prime Rate from the period under (1) above until January 10, 1995, if (1) occurs before January 10, 1995.

          b. Funding Year 2 shall be the date one year after the later of the following two dates: (1) the date on which the Court's Final Order and Judgment becomes Final or (2) five business days after the latest of the following three dates: (a) the date the Claims Administrator confirms, in the report specified under Section IV.C.4 of the Settlement Agreement, that there will be no reduction in amounts payable to Eligible Current Claimants and therefore no Second Opt Out Period or (b) the expiration of the period during which the Signatory Defendants may withdraw from the Settlement Agreement under Section V of the Settlement Agreement or (c) if one or more of the Signatory Defendants has withdrawn from the Settlement Agreement, the expiration of the period granted to Settlement Class Counsel to withdraw from the Settlement Agreement under Section V.

          c. Funding Year 3 shall be the first anniversary of the date of Funding Year 2.

          d. Thereafter, each of Funding Year 4 through Funding Year 31 shall be the next anniversary of the date of the previous Funding Year.

     3.   No Acceleration or Modification of Timing of Payments.
          -------------------------------------------------------
          In no event shall any Signatory Defendant be required to pay any amount due in any Funding Year at any time earlier than the specified Funding Year, except as specifically provided in Section XV of the Settlement Agreement (relating to Defendants' Insurance Proceeds).

     4.   Limitations on Expenditure of Monies Deposited Into Settlement
          --------------------------------------------------------------
          Fund.
          -----
          The Preliminary Payment may be used only for payment of administrative costs associated with issuing notice to the Settlement Class, for Claims Administration, and for emergencies with respect to individual Settlement Class Members as the Court may direct prior to the expiration of the Reversionary Period (as described in Section II.B.5 below). In no event may the Preliminary Payment (or any other monies deposited into the Settlement Fund by the Signatory Defendants) be used for any other purpose before the expiration of the Reversionary Period.

     5.   Signatory Defendants' Reversionary Interest.
          --------------------------------------------
          The Signatory Defendants shall retain a reversionary interest in all payments made by such Defendants under this Funding Agreement and the Settlement Agreement until the latest of the following: (1) the date on which the Court's Final Order and Judgment becomes final; or (2) the date the Claims Administrator confirms, in the report specified under Section IV.C.4 of the Settlement Agreement, that there will be no reduction in the amounts payable to Eligible Current Claimants and therefore no Second Opt Out Period; or (3) the expiration of the period during which the Signatory Defendants may withdraw from the Settlement Agreement under Section V of that Agreement; or (4) if one or more Signatory Defendants have withdrawn under Section V of the Settlement Agreement, the expiration of the period granted to Settlement Class Counsel to withdraw from the Settlement Agreement under Section V (the "Reversionary Period"). Other than as specifically set forth in Section II.B.4 of this Funding Agreement, no monies deposited by the Signatory Defendants into the Settlement Fund may be expended until the Reversionary Period expires.

C.   Effect of Termination/Effect of Withdrawal by a Defendant/
     ----------------------------------------------------------
     Notification of Withdrawal.
     ---------------------------
     1. In the event that the Settlement Agreement is terminated (as defined in Section XIX of the Settlement Agreement), any amounts paid into the Settlement Fund by each Signatory Defendant shall be returned to such Defendant (with interest and earnings accrued on the amounts paid by each Signatory Defendant and from the dates each such Defendant made payments into the Settlement Fund) less any such Defendant's pro rata share of the amounts paid out for the benefit of the Settlement Class under Section II.B.4 of this Funding Agreement. Each Signatory Defendant's pro rata share of the amounts paid out for the benefit of the Settlement Class shall be determined in accordance with each Signatory Defendant's proportional share of the total amount of monies paid into the Settlement Fund by all Signatory Defendants as of the date of termination.

     2. If any Signatory Defendant withdraws from the Settlement Agreement (as provided in Section V of the Settlement Agreement), this Funding Agreement shall have no further force and effect as to such Defendant. Any monies previously paid into the Settlement Fund by any such withdrawing Signatory Defendant shall be returned to that Defendant, less its pro rata share of any amounts already distributed for the benefit of the Settlement Class under Section II.B.4 of this Funding Agreement. The deduction for amounts distributed for the benefit of the Settlement Class shall be allocated in the manner set forth in Section II.C.1 above.

     3. Any Signatory Defendant that decides to withdraw from the Settlement Agreement shall notify all other Signatory Defendants no less than 72 hours before the termination of the period allotted to the Signatory Defendants to exercise their right of withdrawal under the Settlement Agreement. In the event that one or more Signatory Defendants have provided such notice, any other Signatory Defendant may thereafter withdraw up until the expiration of the withdrawal period without providing such notice.

D. Determination of Payment Amount Due/Adjustment of Payment Obligation.
   ---------------------------------------------------------------------
   1.     Initial Payment; Credit Against Future Payment Obligations.
          -----------------------------------------------------------
          a. Payment and Use of Initial Payment.
          --------------------------------------
          The Settlement Agreement provides that there shall be an Initial Payment (payable in annual installments) in an amount equal to 31.6% of the aggregate Maximum

Settlement Amounts for all Signatory Defendants, which amount (less amounts allocated to Fund VI) is expressly designated for the payment of Eligible Current Claims. The Initial Payment is to be funded out of the Annual Payment Amounts determined in accordance with this Funding Agreement. The designation of the Initial Payment in the Settlement Agreement is intended to establish a maximum dollar limitation on the amount of monies available for the payment of Eligible Current Claims and shall not create any obligations with respect to the Signatory Defendants' payments into the Settlement Fund in addition or contrary to the obligations set forth in this Funding Agreement. If the total dollar amount of the Initial Payment is greater than the amount determined to be payable under the Claims Administration process to Eligible Current Claimants who do not exercise any right of Second Opt Out ("Eligible Current Claims Payable"), the difference ("Initial Payment Surplus") shall remain in the Settlement Fund and shall be used to pay Eligible Ongoing Claims and to reduce each Signatory Defendant's Annual Funding Obligations as set forth below.

          b. Use of Initial Payment Surplus for Eligible Ongoing Claims.
             -----------------------------------------------------------
          Any Initial Payment Surplus shall be used as necessary to pay Eligible Ongoing Claims in accordance with Section III.C.2.b of the Settlement Agreement. The Initial Payment Surplus shall be applied first to increase the Available Payment Amount (as defined in Section III.C.2.b.(4) of the Settlement Agreement) in any Program Year during the Ongoing Disease Compensation Program if and as necessary to pay such Eligible Ongoing Claims at the rates prescribed under the Settlement Agreement.

          c. Calculation of Funding Adjustment Based on Initial Payment
             ----------------------------------------------------------
             Surplus.
             --------
          If the total dollar amount of Eligible Ongoing Claims submitted and determined to be payable to Eligible Ongoing Claimants who do not exercise any right to opt out of the Ongoing Disease Compensation Program ("Eligible Ongoing Claims Payable") in any Program Year is less than the amount of the Annual Payment Ceiling for that Program Year, then the Initial Payment Surplus shall be applied, as described below, to adjust the Annual Funding Obligations of the Signatory Defendants.


           (i) If the total dollar amount of Eligible Ongoing Claims Payable that are submitted in Program Year 1 (as defined in Section III.C.2.b.(2) of the Settlement Agreement) is less than the sum of (1) the Initial Payment Surplus and (2) the Annual Payment Ceiling (as defined in Section III.C.2.b.(2) and Exhibit G of the Settlement Agreement) for Program Year 1, then the Annual Payment Amounts for subsequent Funding Years shall be determined as follows: The Signatory Defendants' Annual Payment Amounts in subsequent Funding Years shall be determined by reducing their Annual Funding Obligations by the amount by which the sum of (1) and (2) above exceeds the total dollar amount of Eligible Ongoing Claims Payable in Program Year 1 ("Total Initial Adjustment"). Each subsequent Annual Funding Obligation shall be reduced until the aggregate reduction for all years in which reductions are made equals the Total Initial Adjustment, except as otherwise provided below.

           (ii) If there has been a Total Initial Adjustment in accordance with subparagraph (i) above, and the total dollar amount of Eligible Ongoing Claims Payable in any subsequent Program Year (i.e., after Program Year 1) exceeds the Annual Payment

Ceiling for such Program Year, then the Signatory Defendants' Annual Payment Amounts shall be determined by increasing their Annual Funding Obligations as necessary to satisfy such Eligible Ongoing Claims Payable; provided, however, that (1) the aggregate amount of such increase for all Funding Years shall not exceed the amount of the Total Initial Adjustment, and (2) amounts paid for such Eligible Ongoing Claims shall not exceed the amounts payable for such Claims as provided in Section III.C.2.b.(3) of the Settlement Agreement, and (3) no Signatory Defendant shall be required to increase any Annual Funding Obligation unless and until that portion of the Total Initial Adjustment attributable to the Initial Payment Surplus has been used to pay Eligible Ongoing Claims. In the event that a portion of the Total Initial Adjustment is applied to pay such Eligible Ongoing Claims, then the remaining amount of the Total Initial Adjustment shall be applied in subsequent Program Years, as necessary in accordance with Section III.C.2.b.(2) of the Settlement Agreement, in the manner set forth in this paragraph to pay Eligible Ongoing Claims until the entire amount of the Total Initial Adjustment is disbursed. Nothing in this paragraph is intended to specify the time period when any Eligible Current or Ongoing Claimant will be paid under the Disease Compensation Program. The Total Initial Adjustment as defined in this Section shall be an amount that does not accrue interest.

           (iii) The timing and amount of each Signatory Defendant's share of the Total Initial Adjustment shall be calculated in accordance with Section II.E. below.


           (iv) If, at the conclusion of the Ongoing Disease Compensation Program, the amount of the Total Initial Adjustment has not been used to pay Eligible

Ongoing Claims, then, with the Court's approval, the Signatory Defendants shall be entitled to a refund of such unused amount of the Total Initial Adjustment.

     2.   Annual Funding Obligations in Program Years 1-31; Other
          -------------------------------------------------------
          Adjustments.
          ------------
          a. If the total dollar amount of Eligible Ongoing Claims Payable submitted in any Program Year is less than the Annual Payment Ceiling for that Program Year, then the Signatory Defendants' Annual Payment Amounts in subsequent Funding Years shall be determined by reducing their Annual Funding Obligations by the amount equal to the difference between the Annual Payment Ceiling and the dollar amount of Eligible Ongoing Claims Payable submitted in such Program Year ("Ongoing Adjustment"). Each subsequent Annual Funding Obligation shall be reduced until the total aggregate reduction equals the Ongoing Adjustment, except as provided below. If Ongoing Adjustments occur in more than one Funding Year, they shall be aggregated to reduce further the Signatory Defendants' Annual Funding Obligations. The Ongoing Adjustment(s) as defined in this Section shall be an amount that does not accrue interest.

          b. Ongoing Adjustments shall remain a contingent obligation of the Signatory Defendants and shall be paid into the Settlement Fund if the Court so directs in any succeeding Funding Year but only (1) in the event that the dollar amount of Eligible Ongoing Claims Payable submitted in such succeeding Program Year exceeds the Annual Payment Ceiling applicable to that Program Year or (2) to compensate Eligible Ongoing Claimants who have not received the full amount of their approved payments or who have received a payment lower than the Disease Rates Paid to Current Claimants for their disease or condition due to a reduction in payment amounts as prescribed in Section III.C.2.a.(3) of the Settlement

Agreement, as may be directed by the Court. In no event shall the amount of this contingent obligation exceed the aggregate Ongoing Adjustment.

          c. Any Ongoing Adjustment shall remain a contingent obligation of the Signatory Defendants until the end of the final Funding Year. At the end of Funding Year 31, the obligation of the Signatory Defendants to pay such Ongoing Adjustments shall be extinguished. If, at the conclusion of the Ongoing Disease Compensation Program, any monies paid into the Settlement Fund for the remaining unpaid Eligible Ongoing Claims exceed the total dollar amount of such Claims, then, with the Court's approval, the Signatory Defendants shall be entitled to a refund of that excess amount.

          d. The timing and amount of each Signatory Defendant's Ongoing Adjustment shall be calculated in accordance with Section II.E. below.

E.   Allocation of Total Initial Adjustment and Ongoing Adjustments Among
     --------------------------------------------------------------------
     Defendants.
     -----------
     1.   Allocation of Total Initial Adjustment and Ongoing Adjustments.
          ---------------------------------------------------------------
          The Total Initial Adjustment and the Ongoing Adjustments shall be allocated among the Signatory Defendants in proportion to the aggregate dollar amounts actually paid by each Signatory Defendant into the Settlement Fund through the Funding Year in which the adjustment is made.

     2.   Time Period for Application of Adjustments as Among Defendants.
          ---------------------------------------------------------------
          a. Each Signatory Defendant's allocated share of the Total Initial Adjustment shall first be applied to reduce such Signatory Defendant's Annual Funding Obligation for the Funding Year succeeding Program Year 1. Any remaining amount of each Signatory Defendant's allocated share of the Total Initial Adjustment shall be applied to reduce such

Signatory Defendant's Annual Funding Obligation for subsequent Funding Years in accordance with Section II.D.1.c. above.

          b. Each Signatory Defendant's allocated share of any Ongoing Adjustments shall be applied to reduce such Signatory Defendant's Annual Funding Obligation for the Funding Year after each such Adjustment is determined. Any amount of each Signatory Defendant's allocated share of the Ongoing Adjustment that is not applied to reduce the Annual Funding Obligation for that Funding Year shall be applied to such Signatory Defendant's Annual Funding Obligation for subsequent years in accordance with Section II.D.2. above.

F. Calculation of Funding Percentages of Withdrawing and of Final Defaulting
   -------------------------------------------------------------------------
   Defendants.
   -----------

     1. Withdrawing Defendant's Funding Percentage.
        -------------------------------------------
        For the purpose of calculating the percentage by which certain Settlement Class Members' claims shall be reduced in the event of a Signatory Defendant's withdrawal pursuant to Section V.C. of the Settlement Agreement, and for this purpose only, such Withdrawing Defendant's Funding Percentage shall be determined by dividing (i) such Withdrawing Defendant's Maximum Settlement Amount by (ii) the sum of all Signatory Defendants' Maximum Settlement Amounts.

    2. Final Defaulting Defendant's Funding Percentage.
       ------------------------------------------------
       For the purpose of calculating the percentage by which certain Settlement Class Members' claims shall be reduced in the event of a Signatory Defendant's Final Default pursuant to Section XIII.D. of the Settlement Agreement, and for this purpose only, a Final Defaulting Defendant's Funding Percentage shall be determined by dividing (i) the total amount of such Final Defaulting Defendant's remaining Annual Funding Obligations by (ii) the sum of all Signatory Defendants' remaining Annual Funding Obligations.

G. Termination of Funding Agreement.
   ---------------------------------

          If the Settlement Agreement is terminated under Section XIX of that Agreement, or if the Settlement Class Counsel exercises the right to withdraw specified in Section V.E. of the Settlement Agreement, this Funding Agreement shall terminate automatically, without notice; except that this Funding Agreement shall survive beyond the date of termination of the Settlement Agreement only for the limited and specific purpose of concluding, and only to the extent necessary to conclude, the refund of monies due to the Signatory Defendants under Section II.D of this Funding Agreement.

H. Miscellaneous Provisions.
   -------------------------

          1. Each Signatory Defendant shall be responsible for and liable for only its individual obligations under this Funding Agreement and under the Settlement Agreement. The Signatory Defendants' obligations under the Settlement Agreement and under this Funding Agreement are not intended to and shall not be deemed to create any joint or joint and several obligations on the part of the Signatory Defendants or Released Parties.

          2. The headings of the sections and paragraphs of this Funding Agreement are included for convenience only and shall not be deemed to constitute part of this Funding Agreement or to affect its construction.

          3. This Funding Agreement may not be modified or amended except in writing signed by all Parties hereto.

          4. This Funding Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



SIGNATORY DEFENDANTS                        PLAINTIFFS' NEGOTIATING COUNSEL
                                            AND LINDSEY PLAINTIFFS' COUNSEL
Baxter International Inc.
Baxter Healthcare Corporation


by: ________________________________        ________________________________
    Arthur F. Staubitz                      Margaret Moses Branch
    Vice President, Secretary, and          The Branch Law Firm
    General Counsel

Bristol-Myers Squibb Company


by: ________________________________        ________________________________
    Rodolphe Hamel                          Elizabeth J. Cabraser
    Senior Vice President and General       Lieff, Cabraser & Heimann
    Counsel

Medical Engineering Corporation


by: ________________________________        ________________________________
    Joseph G. Solari, Jr.                   Stanley M. Chesley
                                            Waite, Schneider, Bayless &
                                              Chesley Co., L.P.A.


Dow Corning Corporation


by: ________________________________        ________________________________
    Richard A. Hazleton                     Michael T. Gallagher
    President and Chief Executive           Fischer, Gallagher & Lewis, LTD.
    Officer
and


by: ________________________________        ________________________________
    Gary E. Anderson                        Ralph I. Knowles, Jr.
    Executive Vice-President                Doffermyre, Shields, Canfield &
                                              Knowles





    ATTEST:   ________________________________
              James R. Jenkins
              Vice President, Secretary and
              General Counsel



________________________________



________________________________



________________________________







Dated:    March __,1994

                                  EXHIBIT "D"
                   DOW CORNING CORPORATION FUNDING SCHEDULE
                           (IN MILLIONS OF DOLLARS)

================================================================================
   FUNDING YEAR                 ANNUAL FUNDING               MAXIMUM CUMULATIVE
                                  OBLIGATION                 FUNDING OBLIGATION
================================================================================
PRELIMINARY PAYMENT                 $42.50                         $42.50
- - - - - --------------------------------------------------------------------------------
      YEAR 1                       $275.00                        $317.50
- - - - - --------------------------------------------------------------------------------
      YEAR 2                       $275.00                        $592.50
- - - - - --------------------------------------------------------------------------------
      YEAR 3                       $275.00                        $867.50
- - - - - --------------------------------------------------------------------------------
      YEAR 4                        $51.17                        $918.67
- - - - - --------------------------------------------------------------------------------
      YEAR 5                        $51.17                        $969.84
- - - - - --------------------------------------------------------------------------------
      YEAR 6                        $51.17                      $1,021.01
- - - - - --------------------------------------------------------------------------------
      YEAR 7                        $51.17                      $1,072.18
- - - - - --------------------------------------------------------------------------------
      YEAR 8                        $51.17                      $1,123.35
- - - - - --------------------------------------------------------------------------------
      YEAR 9                        $51.17                      $1,174.52
- - - - - --------------------------------------------------------------------------------
      YEAR 10                       $51.17                      $1,225.69
- - - - - --------------------------------------------------------------------------------
      YEAR 11                       $51.17                      $1,276.86
- - - - - --------------------------------------------------------------------------------
      YEAR 12                       $51.17                      $1,328.03
- - - - - --------------------------------------------------------------------------------
      YEAR 13                       $51.17                      $1,379.20
- - - - - --------------------------------------------------------------------------------
      YEAR 14                       $51.17                      $1,430.37
- - - - - --------------------------------------------------------------------------------
      YEAR 15                       $51.17                      $1,481.54
- - - - - --------------------------------------------------------------------------------
      YEAR 16                       $51.17                      $1,532.71
- - - - - --------------------------------------------------------------------------------
      YEAR 17                       $38.38                      $1,571.09
- - - - - --------------------------------------------------------------------------------
      YEAR 18                       $38.38                      $1,609.47
- - - - - --------------------------------------------------------------------------------
      YEAR 19                       $38.38                      $1,647.85
- - - - - --------------------------------------------------------------------------------
      YEAR 20                       $38.38                      $1,686.23
- - - - - --------------------------------------------------------------------------------
      YEAR 21                       $38.38                      $1,724.61
- - - - - --------------------------------------------------------------------------------
      YEAR 22                       $38.38                      $1,762.99
- - - - - --------------------------------------------------------------------------------
      YEAR 23                       $38.38                      $1,801.37
- - - - - --------------------------------------------------------------------------------
      YEAR 24                       $38.38                      $1,839.75
- - - - - --------------------------------------------------------------------------------
      YEAR 25                       $25.57                      $1,865.32
- - - - - --------------------------------------------------------------------------------
      YEAR 26                       $25.57                      $1,890.89
- - - - - --------------------------------------------------------------------------------
      YEAR 27                       $25.57                      $1,916.46
- - - - - --------------------------------------------------------------------------------
      YEAR 28                       $25.57                      $1,942.03
- - - - - --------------------------------------------------------------------------------
      YEAR 29                       $25.57                      $1,967.60
- - - - - --------------------------------------------------------------------------------
      YEAR 30                       $25.57                      $1,993.17
- - - - - --------------------------------------------------------------------------------
      YEAR 31                       $25.57                      $2,018.74
- - - - - --------------------------------------------------------------------------------
      TOTALS                      $2,018.74                     $2,018.74
- - - - - --------------------------------------------------------------------------------
MAXIMUM SETTLEMENT AMOUNT                                       $2,018.74
================================================================================


                                      -1-
                                  Exhibit "D"

                                  EXHIBIT "D"
                BAXTER HEALTHCARE CORPORATION FUNDING SCHEDULE
                           (IN MILLIONS OF DOLLARS)

================================================================================
   FUNDING YEAR                 ANNUAL FUNDING               MAXIMUM CUMULATIVE
                                  OBLIGATION                 FUNDING OBLIGATION
================================================================================
PRELIMINARY PAYMENT                 $11.70                         $11.70
- - - - - --------------------------------------------------------------------------------
      YEAR 1                       $152.10                        $163.80
- - - - - --------------------------------------------------------------------------------
      YEAR 2                        $64.35                        $228.15
- - - - - --------------------------------------------------------------------------------
      YEAR 3                        $64.35                        $292.50
- - - - - --------------------------------------------------------------------------------
      YEAR 4                        $11.70                        $304.20
- - - - - --------------------------------------------------------------------------------
      YEAR 5                        $11.70                        $315.90
- - - - - --------------------------------------------------------------------------------
      YEAR 6                        $11.70                        $327.60
- - - - - --------------------------------------------------------------------------------
      YEAR 7                        $11.70                        $339.30
- - - - - --------------------------------------------------------------------------------
      YEAR 8                        $11.70                        $351.00
- - - - - --------------------------------------------------------------------------------
      YEAR 9                        $11.70                        $362.70
- - - - - --------------------------------------------------------------------------------
      YEAR 10                       $11.70                        $374.40
- - - - - --------------------------------------------------------------------------------
      YEAR 11                       $11.70                        $386.10
- - - - - --------------------------------------------------------------------------------
      YEAR 12                       $11.70                        $397.80
- - - - - --------------------------------------------------------------------------------
      YEAR 13                       $11.70                        $409.50
- - - - - --------------------------------------------------------------------------------
      YEAR 14                       $11.70                        $421.20
- - - - - --------------------------------------------------------------------------------
      YEAR 15                       $11.70                        $432.90
- - - - - --------------------------------------------------------------------------------
      YEAR 16                       $11.70                        $444.60
- - - - - --------------------------------------------------------------------------------
      YEAR 17                        $8.78                        $453.38
- - - - - --------------------------------------------------------------------------------
      YEAR 18                        $8.78                        $462.16
- - - - - --------------------------------------------------------------------------------
      YEAR 19                        $8.78                        $470.94
- - - - - --------------------------------------------------------------------------------
      YEAR 20                        $8.78                        $479.72
- - - - - --------------------------------------------------------------------------------
      YEAR 21                        $8.78                        $488.50
- - - - - --------------------------------------------------------------------------------
      YEAR 22                        $8.78                        $497.28
- - - - - --------------------------------------------------------------------------------
      YEAR 23                        $8.78                        $506.06
- - - - - --------------------------------------------------------------------------------
      YEAR 24                        $8.78                        $514.84
- - - - - --------------------------------------------------------------------------------
      YEAR 25                        $5.85                        $520.69
- - - - - --------------------------------------------------------------------------------
      YEAR 26                        $5.85                        $526.54
- - - - - --------------------------------------------------------------------------------
      YEAR 27                        $5.85                        $532.39
- - - - - --------------------------------------------------------------------------------
      YEAR 28                        $5.85                        $538.24
- - - - - --------------------------------------------------------------------------------
      YEAR 29                        $5.85                        $544.09
- - - - - --------------------------------------------------------------------------------
      YEAR 30                        $5.85                        $549.94
- - - - - --------------------------------------------------------------------------------
      YEAR 31                        $5.85                        $555.79
- - - - - --------------------------------------------------------------------------------
      TOTALS                        $555.79                       $555.79
- - - - - --------------------------------------------------------------------------------
MAXIMUM SETTLEMENT AMOUNT                                         $555.79
================================================================================


                                      -2-
                                  Exhibit "D"

                                  EXHIBIT "D"
           MEDICAL ENGINEERING CORPORATION AND BRISTOL-MYERS SQUIBB
               COMPANY FUNDING SCHEDULE (IN MILLIONS OF DOLLARS)

================================================================================
   FUNDING YEAR                 ANNUAL FUNDING               MAXIMUM CUMULATIVE
                                  OBLIGATION                 FUNDING OBLIGATION
================================================================================
PRELIMINARY PAYMENT                 $24.30                         $24.30
- - - - - --------------------------------------------------------------------------------
      YEAR 1                       $315.90                        $340.20
- - - - - --------------------------------------------------------------------------------
      YEAR 2                       $133.65                        $473.85
- - - - - --------------------------------------------------------------------------------
      YEAR 3                       $133.65                        $607.50
- - - - - --------------------------------------------------------------------------------
      YEAR 4                        $24.30                        $631.80
- - - - - --------------------------------------------------------------------------------
      YEAR 5                        $24.30                        $656.10
- - - - - --------------------------------------------------------------------------------
      YEAR 6                        $24.30                        $680.40
- - - - - --------------------------------------------------------------------------------
      YEAR 7                        $24.30                        $704.70
- - - - - --------------------------------------------------------------------------------
      YEAR 8                        $24.30                        $729.00
- - - - - --------------------------------------------------------------------------------
      YEAR 9                        $24.30                        $753.30
- - - - - --------------------------------------------------------------------------------
      YEAR 10                       $24.30                        $777.60
- - - - - --------------------------------------------------------------------------------
      YEAR 11                       $24.30                        $801.90
- - - - - --------------------------------------------------------------------------------
      YEAR 12                       $24.30                        $826.20
- - - - - --------------------------------------------------------------------------------
      YEAR 13                       $24.30                        $850.50
- - - - - --------------------------------------------------------------------------------
      YEAR 14                       $24.30                        $874.80
- - - - - --------------------------------------------------------------------------------
      YEAR 15                       $24.30                        $899.10
- - - - - --------------------------------------------------------------------------------
      YEAR 16                       $24.30                        $923.40
- - - - - --------------------------------------------------------------------------------
      YEAR 17                       $18.23                        $941.63
- - - - - --------------------------------------------------------------------------------
      YEAR 18                       $18.23                        $959.86
- - - - - --------------------------------------------------------------------------------
      YEAR 19                       $18.23                        $978.09
- - - - - --------------------------------------------------------------------------------
      YEAR 20                       $18.23                        $996.32
- - - - - --------------------------------------------------------------------------------
      YEAR 21                       $18.23                      $1,014.55
- - - - - --------------------------------------------------------------------------------
      YEAR 22                       $18.23                      $1,032.78
- - - - - --------------------------------------------------------------------------------
      YEAR 23                       $18.23                      $1,051.01
- - - - - --------------------------------------------------------------------------------
      YEAR 24                       $18.23                      $1,069.24
- - - - - --------------------------------------------------------------------------------
      YEAR 25                       $12.15                      $1,081.39
- - - - - --------------------------------------------------------------------------------
      YEAR 26                       $12.15                      $1,093.54
- - - - - --------------------------------------------------------------------------------
      YEAR 27                       $12.15                      $1,105.69
- - - - - --------------------------------------------------------------------------------
      YEAR 28                       $12.15                      $1,117.84
- - - - - --------------------------------------------------------------------------------
      YEAR 29                       $12.15                      $1,129.99
- - - - - --------------------------------------------------------------------------------
      YEAR 30                       $12.15                      $1,142.14
- - - - - --------------------------------------------------------------------------------
      YEAR 31                       $12.15                      $1,154.29
- - - - - --------------------------------------------------------------------------------
      TOTALS                      $1,154.29                     $1,154.29
- - - - - --------------------------------------------------------------------------------
MAXIMUM SETTLEMENT AMOUNT                                       $1,154.29
================================================================================


                                      -3-
                                  Exhibit "D"

                                  EXHIBIT "D"
             SCOTFOAM CORPORATION/SCOTT PAPER CORPORATION/WILSHIRE
         FOAM PRODUCTS, INC. FUNDING SCHEDULE (IN MILLIONS OF DOLLARS)

================================================================================
   FUNDING YEAR                 ANNUAL FUNDING               MAXIMUM CUMULATIVE
                                  OBLIGATION                 FUNDING OBLIGATION
================================================================================
PRELIMINARY PAYMENT                 $2.910                         $2.910
- - - - - --------------------------------------------------------------------------------
      YEAR 1                       $27.545                        $30.455
- - - - - --------------------------------------------------------------------------------
      YEAR 2                       $17.535                        $47.990
- - - - - --------------------------------------------------------------------------------
      YEAR 3                       $17.535                        $65.525
- - - - - --------------------------------------------------------------------------------
      YEAR 4                        $3.230                        $68.755
- - - - - --------------------------------------------------------------------------------
      YEAR 5                        $3.230                        $71.985
- - - - - --------------------------------------------------------------------------------
      YEAR 6                        $3.230                        $75.215
- - - - - --------------------------------------------------------------------------------
      YEAR 7                        $3.230                        $78.445
- - - - - --------------------------------------------------------------------------------
      YEAR 8                        $3.230                        $81.675
- - - - - --------------------------------------------------------------------------------
      YEAR 9                        $3.230                        $84.905
- - - - - --------------------------------------------------------------------------------
      YEAR 10                       $3.230                        $88.135
- - - - - --------------------------------------------------------------------------------
      YEAR 11                       $3.230                        $91.365
- - - - - --------------------------------------------------------------------------------
      YEAR 12                       $3.230                        $94.595
- - - - - --------------------------------------------------------------------------------
      YEAR 13                       $3.230                        $97.825
- - - - - --------------------------------------------------------------------------------
      YEAR 14                       $3.230                       $101.055
- - - - - --------------------------------------------------------------------------------
      YEAR 15                       $3.230                       $104.285
- - - - - --------------------------------------------------------------------------------
      YEAR 16                       $3.230                       $107.515
- - - - - --------------------------------------------------------------------------------
      YEAR 17                       $2.425                       $109.940
- - - - - --------------------------------------------------------------------------------
      YEAR 18                       $2.425                       $112.365
- - - - - --------------------------------------------------------------------------------
      YEAR 19                       $2.425                       $114.790
- - - - - --------------------------------------------------------------------------------
      YEAR 20                       $2.425                       $117.215
- - - - - --------------------------------------------------------------------------------
      YEAR 21                       $2.425                       $119.640
- - - - - --------------------------------------------------------------------------------
      YEAR 22                       $2.425                       $122.965
- - - - - --------------------------------------------------------------------------------
      YEAR 23                       $2.425                       $124.490
- - - - - --------------------------------------------------------------------------------
      YEAR 24                       $2.425                       $126.915
- - - - - --------------------------------------------------------------------------------
      YEAR 25                       $1.615                       $128.530
- - - - - --------------------------------------------------------------------------------
      YEAR 26                       $1.615                       $130.145
- - - - - --------------------------------------------------------------------------------
      YEAR 27                       $1.615                       $131.760
- - - - - --------------------------------------------------------------------------------
      YEAR 28                       $1.615                       $133.375
- - - - - --------------------------------------------------------------------------------
      YEAR 29                       $1.615                       $134.990
- - - - - --------------------------------------------------------------------------------
      YEAR 30                       $1.615                       $136.605
- - - - - --------------------------------------------------------------------------------
      YEAR 31                       $1.615                       $138.220
- - - - - --------------------------------------------------------------------------------
      TOTALS                       $138.220                      $138.220
- - - - - --------------------------------------------------------------------------------
MAXIMUM SETTLEMENT AMOUNT                                        $138.220
================================================================================


                                      -4-
                                  Exhibit "D"

                                   EXHIBIT E
                                   ---------

                    MEDICAL CONDITIONS AND CHARACTERISTICS
              OUTLINE OF DEFINITIONS AND CLASSIFICATION CRITERIA


        The Disease Compensation Program will compensate claimants who have met the diagnostic criteria for the diseases and symptom complexes listed herein. Claimants who have met the diagnostic criteria will be classified in accordance with the various Compensation Categories.

        If the claimant's Qualified Medical Doctor determines that her death or total disability is clearly and specifically caused by a disease or occurrence other than the compensable disease, she will not be eligible for compensation in compensation category A.

SYSTEMIC SCLEROSIS/SCLERODERMA:

        (1) A diagnosis of systemic sclerosis in accordance with criteria established in Kelley, et al., Textbook of Rheumatology (4th ed.) at 1113, et seq.

        (2) The application of these diagnostic criteria is not intended to exclude from the compensation program individuals who present clinical symptoms or laboratory findings atypical of classical systemic sclerosis but who nonetheless have a systemic sclerosis-like (scleroderma-like) disease, except that the Parties do not intend that a claimant whose symptomology more closely resembles MCTD, ACTD, or any other below-defined disease or condition will be compensated in this category. A "systemic sclerosis-like" or "scleroderma-like" disease is defined as an autoimmune/rheumatic disease that fulfills most of the accepted standards for the diagnosis of systemic sclerosis but is in some manner atypical of systemic sclerosis or scleroderma.

    Compensation categories
    -----------------------
    (A) Total disability/death. An individual will be deemed totally disabled based on either the functional capacity test set forth in subcategory A of Atypical Connective Tissue Disease (ACTD)/Atypical Rheumatic Syndrome (ARS) or if the individual suffers from systemic sclerosis with associated severe renal involvement manifested by a decrease in glomerular filtration rates.

    (B) Cardio-pulmonary involvement or diffuse (Type III) scleroderma as defined by Barnett, A Survival Study of Patients with Scleroderma Diagnosed Over 30 Years (1953 - 1983): The Value of a Simple Cutaneous Classification in the Early Stages of the Disease, 15 The Journal of Rheumatology 276
    (1988), and Masi, Classification of Systemic Sclerosis (Scleroderma):
    Relationship of Cutaneous Subgroups in Early Disease to Outcome and Serologic Reactivity, 15 The Journal of Rheumatology 894 (1988).

    (C) Other including CREST, limited, or intermediate scleroderma, except that any claimant who manifests either severe renal involvement, as defined above, or cardio-pulmonary involvement, will be compensated at either category A or B as appropriate.

    (D) Other including localized scleroderma


                                      -1-
                                   Exhibit E

SYSTEMIC LUPUS ERYTHEMATOSUS

         (1) A diagnosis of systemic lupus erythematosus (SLE) in accordance with 1982 Revised Criteria for the Classification of Systemic Lupus Erythematosus, 25 Arthritis and Rheumatism No. 11 (November 1982) adopted by the American College of Rheumatology (ACR). See Kelley, et al., at 1037.

         (2) The application of the ACR diagnostic criteria is not intended to exclude from the compensation program individuals who present clinical symptoms or laboratory findings atypical of SLE but who nonetheless have a systemic lupus erythematosus-like disease, except that the Parties do not intend that a claimant whose symptomology more closely resembles mixed connective tissue disease (MCTD), ACTD, or any other defined disease or condition will be compensated in this category.

         Compensation categories:
         -----------------------

         (A) Total Disability or death resulting from SLE or an SLE-like condition. An individual will be deemed totally disabled based on either the functional capacity test set forth in subcategory A of Atypical Connective Tissue Disease/Atypical Rheumatic Syndrome or severe renal involvement.

         (B) SLE with major organ involvement defined as SLE with one or more of the following: glomerulonephritis, central nervous system involvement (i.e., seizures or Lupus Psychosis), myocarditis, pneumonitis, thrombocytopenic purpura, hemolytic anemia (marked), severe granulocytopenia, mesenteric vasculitis. See Immunological Diseases, Max Samter, Ed., Table 56-6, at 1352.

         (C) Non-major organ SLE requiring regular medical attention including doctor visits and regular prescription medications. A woman is not excluded from this category for whom prescription medications are recommended but who, because of the side effects of those medications, chooses not to take them.

         (D) Non-major organ SLE requiring little or no treatment. By little or no treatment, a woman will fall into this category if she is able to control her symptoms through the following kinds of conservative measures: over-the-counter medications, avoiding sun exposure, use of lotions for skin rashes, and increased rest periods.

ATYPICAL NEUROLOGICAL DISEASE SYNDROME

         The diagnosis of Atypical Neurological Disease Syndrome (ANDS) shall be based upon the clinical findings and laboratory tests set forth below. The clinical and laboratory presentation of these neurological syndromes will have an atypical presentation from the natural disease and will also have additional neuromuscular, rheumatic or nonspecific autoimmune signs and symptoms. Eligibility for Atypical Neurological Disease Syndrome requires satisfying the requirements for one of the four disease types set forth in section A, below, and three of the additional neuromuscular, rheumatic or nonspecific symptoms set forth in section B, below.

         A claimant will fit into this category if her primary symptoms are characteristic of a neurological disease as diagnosed by a board certified neurologist or by a physician board certified in internal medicine.

                                      -2-
                                   Exhibit E

     If the claimant's Qualified Medical Doctor determines that a symptom is clearly and specifically caused by a source other than breast implants, that symptom will not be utilized in the diagnosis of Atypical Neurological Disease Syndrome unless the Claims Office determines that other submissions indicate that the symptom should be utilized. A symptom that may be caused only in part by a source other than breast implants is not excluded from such utilization.

     A.  Neurological disease types

         1.  Polyneuropathies

         Eligibility for this disease category requires a diagnosis of a polyneuropathy confirmed by one or more of the following:

             a. Objectively demonstrated loss of sensation to pinprick, vibration, touch or position;

             b.  Proximal or distal muscle weakness,

             c.  Tingling and/or burning pain in the extremities;

             d.  Signs of dysesthesia; or

             e.  Loss of tendon reflex.

         Plus one or more of the following laboratory findings:

             a. Abnormal levels of anti-mag or anti-sulfatide or anti-GM1 antibodies;

             b.  Abnormal sural nerve biopsy; or

             c. Abnormal electrodiagnostic testing (EMG or nerve conduction studies, etc.).

         2. Multiple Sclerosis-like Syndrome

         Eligibility for this disease category requires definite evidence of central nervous system disease, with history and physical findings compatible with Multiple Sclerosis or Multiple Sclerosis-like syndrome, involving one or more of the following signs and symptoms:

             a.  Weakness in the pyramidal distribution;

             b.  Evidence of optic neuritis documented by ophthalmologist;

             c.  Increased Deep Tendon reflexes;

             d.  Absent superficial abdominal reflexes;

             e. Ataxia or dysdiadochokinesia as the sign of cerebellar involvement;

             f.  Neurologically induced tremors; or


                                      -3-
                                  Exhibit E

             g. Internuclear ophthalmoplegia and/or bladder or speech involvement secondary to central nervous system disease.

         Plus one or more of the following:

             a. Abnormal Brain MRI with foci of increased signal abnormality suggestive of demyelinating lesions;

             b.  Delayed visual evoked responses or abnormal evoked potentials;
                 or

             c.  Abnormal CSF with olioclonal bands.

         3.  ALS-like Syndrome

         Eligibility for this disease category requires documented evidence of progressive upper and widespread lower motor neuron disease and/or bulbar involvement.

         Plus one or more of the following:

             a. Neurological autoantibodies such as anti-mag, anti-sulfatide, anti GM1;

             b.  Abnormal sural nerve biopsy;

             c.  Chronic inflammation on muscle or nerve biopsies;

             d.  Abnormal EMG; or

             e. Documentation on neurological exam of both upper and lower motor neuron disease and/or bulbar involvement.

         4.  Disease of Neuromuscular Junction

         Eligibility for this disease category requires a diagnosis of Myasthenia Gravis or Myasthenia Gravis-like syndrome or disorders of the NMJ, made by a board certified neurologist and confirmed by abnormal EMG showing typical findings of decrement on repetitive stimulation testing and/or elevated acetylcholine receptor antibodies.

     B.  Additional Neuromuscular, Rheumatic or Nonspecific symptoms

     Any three nonduplicative symptoms or findings set forth in the definition for ACTD.

     Compensation Categories
     -----------------------

     The compensation level for ANDS will be based on the degree to which the claimant is "disabled" by the condition, as the claimant's treating physician determines in accordance with the following guidelines. The determination of disability under these guidelines will be based on the

                                      -4-
                                   Exhibit E
cumulative effect of the symptoms on the claimant's ability to perform her vocational,/l/ avocational,/2/ or usual self-care/3/ activities. In evaluating the effect of the claimant's symptoms, the treating physicians will take into account the level of pain and fatigue resulting from the symptoms. The disability percentages appearing below are not intended to be applied with numerical precision, but are, instead, intended to serve as a guideline for the physician in the exercise of his or her professional judgment.

          (A) A claimant will be eligible for category A compensation if she is totally disabled (100% disabled) due to the compensable condition or has died as a result of the compensable condition. A woman shall be deemed 100% disabled if she demonstrates a functional capacity adequate to consistently perform only few or none of the usual duties or activities of vocation or selfcare.

          (B) A claimant will be eligible for category B compensation if she is 35% disabled due to the compensable condition. A woman shall be deemed 35% disabled if she demonstrates a loss of functional capacity which renders her unable to perform some of her usual activities of vocation, avocation, and self-care, or if she can only perform them with regular or recurring severe pain.

          (C) A claimant will be eligible for category C compensation if she is 20% disabled due to the compensable condition. A woman shall be deemed 20% disabled if she demonstrates a loss of functional capacity which renders her unable to perform some of her usual activities of vocation, avocation, and self-care, or if she can only perform them with regular or recurring moderate pain.

MIXED CONNECTIVE TISSUE DISEASE/OVERLAP SYNDROME

          (1) A diagnosis of mixed connective tissue disease (MCTD) in accordance with the following: the presence of clinical symptoms characteristic of two or more rheumatic diseases (systemic sclerosis, SLE, myositis, and Rheumatoid Arthritis) accompanied by positive RNP Antibodies. See. e.g., Kelley, et al., Table 63-1, at 1061.

          (2) A diagnosis of Overlap Syndrome: defined as any one of the following three: (a) diffuse cutaneous scleroderma, (b) limited cutaneous scleroderma, or (c) Sine scleroderma, occurring concomitantly with diagnosis of systemic lupus erythematosus, inflammatory muscle disease, or rheumatoid arthritis. See Kelley, et al., Table 66-2, at 1114.

          (3) The application of the above diagnostic criteria is not intended to exclude from the compensation program individuals who present clinical symptoms or laboratory findings atypical of MCTD but who nonetheless have an Overlap Syndrome, except that the Parties do not intend that a claimant whose symptomology more closely resembles an atypical connective tissue disease condition/atypical rheumatic syndrome/nonspecific autoimmune condition will be compensated in this category.

- - - - - -----------------------------
/l/ Vocational means activities associated with work, school, and homemaking.

/2/ Avocational means activities associated with recreation and leisure.

/3/ Usual self-cale means activities associated with dressing, feeding, bathing, grooming, and toileting.

                                      -5-
                                   Exhibit E

          Compensation Categories
          -----------------------

          (A) Total disability or death resulting from MCTD or Overlap Syndrome. An individual will be deemed totally disabled based on the functional capacity test set forth in subcategory A of Atypical Connective Tissue Disease/Atypical Rheumatic Syndrome.

          (B) MCTD or Overlap Syndrome, plus major organ involvement or major disease activity including central nervous system, cardio-pulmonary, vasculitic, or renal involvement or hemolytic anemia (marked) or thrombocytopenic purpura or severe granulocytopenia.

          (C)     Other.

POLYMYOSITIS/DERMATOMYOSITIS

          (1) A diagnosis of polymyositis or dermatomyositis in accordance with diagnostic criteria proposed by Bohan and Peter, i.e., 1) symmetrical proximal muscle weakness; 2) EMG changes characteristic of myositis including
(a) short duration, small, low amplitude polyphasic potential, (b) fibrillation potentials, (c) bizarre high-frequency repetitive discharges; 3) elevated serum muscle enzymes (CPK, aldolase, SGOT, SGPT, and LDH); 4) muscle biopsy showing evidence of necrosis of type I and 11 muscle fibers, areas of degeneration and regeneration of fibers, phagocytosis, and an interstitial or perivascular inflammatory response; 5) dermatologic features including a lilac (heliotrope), erythematous, scaly involvement of the face, neck, shawl area and extensor surfaces of the knees, elbows and medial malleoli, and Gottron's papules. A diagnosis of dermatomyositis requires presence of three of the criteria plus the rash (fifth criterion). A diagnosis of polymyositis requires the presence of four criteria without the rash. See Kelley, et al., at 1163.

          (2) The application of the above diagnostic criteria is not intended to exclude from the compensation program individuals who present clinical symptoms or laboratory findings atypical of polymyositis or dermatomyositis but who nonetheless have a polymyositis or dermatomyositis-like disease, except that the Parties do not intend that a claimant whose symptomology more closely resembles an Atypical Connective Tissue Disease will be compensated in this category.

          Compensation Categories
          -----------------------
          (A) Total disability or death resulting from polymyositis or dermatomyositis. An individual will be deemed totally disabled based on the functional capacity test set forth in subcategory A of Atypical Connective Tissue Disease/Atypical Rheumatic Syndrome.

          (B) Polymyositis or dermatomyositis with associated malignancy and/or respiratory muscle involvement.

          (C) Other, including polymyositis or dermatomyositis with muscle strength of Grade III or less.

PRIMARY SJOGREN'S SYNDROME

          (1) A clinical diagnosis of Primary Sjogren's Syndrome in accordance with diagnostic criteria proposed by Fox, et al. See Kelley, et al., Table 55-1, at 932, or Fox, RI et al. "Primary Sjogren's Syndrome: Clinical and Immunopathologic Features," Seminars Arthritis Rheum., 1984; 4: 77-105.

                                      -6-
                                   Exhibit E

          (2) The application of the above diagnostic criteria is not intended to exclude from the compensation program individuals who present clinical symptoms or laboratory findings atypical of Primary Sjogren's Syndrome but who nonetheless have a Primary Sjogren's-like disease.

          Compensation Categories
          -----------------------

          A. Total disability or death. An individual will be deemed totally disabled based on the functional capacity test set forth in subcategory A of Atypical Connective Tissue Disease/Atypical Rheumatic Syndrome.

          B. Primary Sjogren's with associated central nervous system or severe cardio-pulmonary involvement or primary Sjogren's with pseudolymphoma or associated lymphoma.

          C.   Other.

ATYPICAL CONNECTIVE TISSUE DISEASE/ATYPICAL RHEUMATIC
SYNDROME/NONSPECIFIC AUTOIMMUNE CONDITION

          This category will provide compensation for claimants experiencing symptoms that are commonly found in autoimmune or rheumatic diseases but which are not otherwise classified in any of the other compensable disease categories. This category does not include persons who have been diagnosed with classical rheumatoid arthritis in accordance with ACR criteria, but will include patients diagnosed with undifferentiated connective tissue disease (UCTD). However, such inclusion is not intended to exclude from this category persons who do not meet the definitions of UCTD. It is the intention that such persons not meeting the classic definitions of UCTD will be compensated pursuant to the provisions contained herein relative to ACTD, ARS, and nonspecific autoimmune.

          As with other women who fit within this disease compensation program, the fact that a recipient has been in the past misdiagnosed with classic rheumatoid arthritis or the fact that the symptoms of classic rheumatoid arthritis may coexist with other symptoms will not exclude the claimant from compensation herein. Persons who meet the criteria below and may have a diagnosis of atypical rheumatoid arthritis will not be excluded from compensation under this category.

          Eligibility criteria and compensation levels for eligible claimants are set forth below in the Compensation Categories, which classify claimants in accordance with the following groups of symptoms.

          If the claimant's Qualified Medical Doctor determines that a symptom is clearly and specifically caused by a source other than breast implants, that symptom will not be utilized in the diagnosis of Atypical Connective Tissue Disease/Atypical Rheumatic Syndrome unless the Claims Office determines that other submissions indicate that the symptom should be utilized. A symptom that may be caused only in part by a source other than breast implants is not excluded from such utilization.

Symptom Groupings
- - - - - -----------------

     Paragraph A:

          1. Raynaud's phenomenon evidenced by the patient giving a history of two color changes, or visual evidence of vasospasm, or evidence of digital ulceration.

                                      -7-
                                   Exhibit E

          2. Polyarthritis defined as synovial swelling and tenderness in three or more joints lasting greater than six weeks and observed by a physician.

          3. Keratoconjunctivitis Sicca: subjective complaints of dry eyes and/or dry mouth accompanied by one of the following:

                a.    lacrimal or salivary enlargement;
                b.    parotid enlargement;
                c.    abnormal Schirmer test;
                d.    abnormal Rose-Bengal staining;
                e.    filamentous keratitis;
                f.    abnormal parotid scan or ultrasound;
                g.    abnormal CT or MRI of parotid; or
                h.    abnormal labial salivary biopsy.

     Paragraph B:

          1.    Myalgias determined by tenderness on examination.

          2.    Immune mediated skin changes or rash as follows:

                a. changes in texture or rashes that may or may not be
                   characteristic of SLE, Systemic Sclerosis (scleroderma), or dermatomyositis;

                b. diffuse petechiae, telangiectasias, or livedo reticularis.

          3. Pulmonary symptoms or abnormalities, which may or may not be characteristic of SLE, Systemic Sclerosis (scleroderma), or Sjogren's Syndrome, as follows:

                a.   pleural and/or interstitial lung disease;
                b.   restrictive lung disease;
                c. obstructive lung disease as evidenced by characteristic clinical findings and either:
                     i.   characteristic chest X-ray changes or
                     ii. characteristic pulmonary function test abnormalities in a non-smoker (e.g. decrease DLCO or abnormal arterial blood gases).

          4. Pericarditis defined by consistent clinical findings and either EKG or echocardiogram.

          5. Neuropsychiatric symptoms: cognitive dysfunction (memory loss and/or difficulty concentrating) which may be characteristic of SLE or MCTD as determined by a SPECT scan or PET scan or MRI or EEG or neuropsychological testing.

          6. Peripheral neuropathy diagnosed by physical examination showing one or more of the following:

                a. loss of sensation to pinprick or vibration or touch or position;
                b.   tingling, paresthesia or burning pain in the extremities;
                c.   loss of tendon reflex;

                                      -8-
                                   Exhibit E

               d. proximal or distal muscle weakness (loss of muscle strength in extremities or weakness of ankles, hands, or foot drop);
               e.   signs of dysesthesia; or
               f.   entrapment neuropathies.

          7.   Myositis or myopathy:

               a. diagnosed by weakness on physical examination or by muscle strength testing;
               b.   abnormal CPK or aldolase;
               c.   abnormal cybex testing;
               d.   abnormal EMG;
               e.   abnormal muscle biopsy.

          8.   Serologic abnormalities:

               a.   ANA > or equal to 1:40 (using Hep2);
               b. positive ANA profile such as Anti-DNA, SSA, SSB, RNP, SM, Scl 70, centromere, Jo-1, PM-Scl or dsDNA (preferable to use ELISA with standard cutoffs);
               c. other autoantibodies, including thyroid antibodies, anti-microsomal, or anti-cardiolipin, or RF (by nephelometry with 40 IU cutoff);
               d.   elevation of immunoglobulin (IgG, IgA, IgM); or
               e. serologic evidence of inflammation such as elevated ESR, CRP.

          9. Lymphadenopathy (as defined by at least 1 lymph node greater than or equal to 1x1 cm) documented by a physician.

          10. Dysphagia with positive cine-esophagram, manometry or equivalent imaging.

     Paragraph C:

          1.   Documented arthralgia

          2.   Documented Myalgias

          3.   Chronic fatigue (>6 months)

          4.   Documented Lymphadenopathy

          5. Documented Neurological symptoms including cognitive dysfunction or paresthesia

          6.   Photosensitivity

          7.   Documented Sicca symptoms

          8.   Documented dysphagia

          9.   Documented Alopecia


                                      -9-
                                   Exhibit E

          10.  Documented sustained balance disturbances

          11.  Documented sleep disturbances

          12.  Documented easy bruisability or bleeding disorder

          13.  Documented chronic cystitis or bladder irritability

          14.  Documented colitis or bowel irritability

          15.  Persistent low grade fever or night sweats

          16.  Mucosal ulcers confirmed by physician

          17. Burning pain in the chest, breast, arms or axilla or substantial loss of function in breast due to disfigurement or other complications from implants or explantation

          18. Pathological findings: granulomas or siliconomas or chronic inflammatory response, or breast infections

DIAGNOSTIC CRITERIA:

     A diagnosis of this category will be made in accordance with the following criteria:

          1. One of the signs or symptoms listed in Paragraph A above and one from Paragraph B; or

          2.   Three signs or symptoms from Paragraph B; or

          3.   Two signs or symptoms from Paragraph A; or

          4. Two signs or symptoms from Paragraph B plus one non-duplicative sign or symptom from Paragraph C; or

          5. A total of five non-duplicative signs or symptoms from any of the Paragraphs A through C.

     Compensation Categories
     -----------------------
     The compensation level for ACTD/ARS will be based on the degree to which the claimant is "disabled" by the condition, as the claimant's treating physician determines in accordance with the following guidelines. The determination of disability under these guidelines will be based on the cumulative effect of the symptoms on the claimant's ability to perform her vocational/4/, avocational/5/,


- - - - - ------------------------------
/4/ Vocational means activities associated with work, school, and homemaking.

/5/ Avocational means activities associated with recreation and leisure.

                                     -10-
                                   Exhibit E
or usual self care/6/ activities. In evaluating the effect of the claimant's symptoms, the treating physicians will take into account the level of pain and fatigue resulting from the symptoms. The disability percentages appearing below are not intended to be applied with numerical precision, but are, instead, intended to serve as a guideline for the physician in the exercise of his or her professional judgment.

          (A) A claimant will be eligible for category A compensation if she is totally disabled (100% disabled) due to the compensable condition or has died as a result of the compensable condition. A woman shall be deemed 100% disabled if she demonstrates a functional capacity adequate to consistently perform only few or none of the usual duties or activities of vocation or selfcare.

          (B) A claimant will be eligible for category B compensation if she is 35% disabled due to the compensable condition. A woman shall be deemed 35% disabled if she demonstrates a loss of functional capacity which renders her unable to perform some of her usual activities of vocation, avocation. and self-care, or she can only perform them with regular or recurring severe pain.

          (C) A claimant will be eligible for category C compensation if she is 20% disabled due to the compensable condition. A woman shall be deemed 20% disabled if she demonstrates a loss of functional capacity which renders her unable to perform some of her usual activities of vocation, avocation, and self-care, or if she can only perform them with regular or recurring moderate pain.


- - - - - ----------------------------
/6/ Usual self-care means activities associated with dressing, feeding, bathing, grooming, and toileting.

                                    -11-
                                  Exhibit E

                                   EXHIBIT F
                                   ---------

                       DISEASE COMPENSATION SCHEDULE/1/

================================================================================
====================================
CATEGORIES                             SUB-CATEGORY     AGE GROUPS
- - - - - ----------                             ------------     ----------
                                                       35 and Under      36-40
41-45    46-50    51-55    56 Plus
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
Scleroderma/Lupus                           A             2.0 m          1.9 m
1.8 m    1.7 m    1.6 m     1.5 m
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            B             1.5 m          1.4 m
1.3 m    1.2 m    1.1 m     1.0 m
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            C             1.0 m          900 k
800 k    700 k    600 k     500 k
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
Localized Scleroderma/Mild Lupus            D             200 k          200 k
175 k    175 k    150 k     150 k
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
Atypical Neurological Disease               A             1.5 m          1.4 m
1.3 m    1.2 m    1.1 m     1.0 m
Syndrome; Mixed Connective Tissue
Disease (MCTD) Overlap;
Polymyositis & Dermatomyositis
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            B             1.0 m          900 k
800 k    700 k    600 k     500 k
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            C             500 k          450 k
400 k    350 k    300 k     250 k
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
Atypical Connective Tissue Disease          A             1.0 m          950 k
900 k    850 k    800 k     750 k
(ACTD); Atypical Rheumatic
Syndrome (ARS); Nonspecific
autoimmune condition; Sjogren's
Syndrome
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            B             650 k          600 k
550 k    500 k    450 k     400 k
- - - - - --------------------------------------------------------------------------------
- - - - - ------------------------------------
                                            C             300 k          280 k
260 k    240 k    220 k     200 k
================================================================================
====================================


     -----------------------

         /1/   m = millions of dollars
               k = thousands of dollars
               age = age at onset of symptoms


                                      -1-
                                   Exhibit F

                                   EXHIBIT G
                                   ---------

                          ANNUAL PAYMENT CEILING FOR
                           ONGOING DISEASE COMPENSATION PROGRAM


The following shall constitute the formula for the maximum Annual Payment Ceiling for each specified year of the Ongoing Disease Compensation Program:

                                                                    Cumulative
                                                                        %
                                                                    ----------
Program Years 1-15  --  4.1% of Ongoing Disease Compensation
                        Program per year (4.1% x 15) = 61.5% of
                        Ongoing Disease Compensation Program             61.50

Program Years 16-23 --  3.1% of Ongoing Disease Compensation
                        Program per year (3.1% x 8) = 24.8% of
                        Ongoing Disease Compensation Program             24.80


Program Years 24-29 --  1.96% of Ongoing Disease Compensation
                        Program per year (1.96% x 6) = 11.76%
                        of Ongoing Disease Compensation Program          11.76

Program Year 30     --  1.94% of Ongoing Disease Compensation
                        Program per year (1.94% x 1) = 1.94% of
                        Ongoing Disease Compensation Program              1.94
                                                                    ----------
                                                                        100.00

    NOTE: 100% of Ongoing Disease Compensation Program = 51.6% of Aggregate
                          Maximum Settlement Amounts

                                   Exhibit G